     As filed with the Securities and Exchange Commission on April 28, 2005

                                                              File No. 333-19189
                                                              File No. 811-08001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [_]

               Pre-Effective Amendment No.                            [_]
               Post-Effective Amendment No. 14                        [X]

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

               Amendment No. 15                                       [X]

                       STATE FARM LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
                          (Exact Name of Registrant)

                       STATE FARM LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
             (Address of Depositor's Principal Executive Offices)

                 Depositor's Telephone Number: (309) 766-0886

                                 Kim M. Brunner
                      State Farm Life Insurance Company
                             One State Farm Plaza
                       Bloomington, Illinois  61710-0001
              (Name and Address of Agent for Service of Process)

                                  Copy to:
                           W. Thomas Conner, Esquire
                       Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2415


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
     [X]  on May 1, 2005 pursuant to paragraph (b) of Rule 485
     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      TITLE OF SECURITIES BEING REGISTERED:
Individual variable deferred annuity policies.

                                                                    May 1, 2005

                                    [GRAPHIC]




                           VARIABLE DEFERRED ANNUITY


  PROSPECTUS

  State Farm Life Insurance Company

[LOGO] STATE FARM INSURANCE (R)
profile

                           Profile Dated May 1, 2005
                  STATE FARM VARIABLE DEFERRED ANNUITY POLICY

                  STATE FARM LIFE INSURANCE COMPANY VARIABLE
         ANNUITY SEPARATE ACCOUNT OF STATE FARM LIFE INSURANCE COMPANY

                                 P.O. Box 2307
    Bloomington, Illinois 61702-2307 Telephone: (888) 702-2307 (Toll free)

This profile is a summary of some of the more important points that you should know and consider before purchasing a policy. The full prospectus that accompanies this profile more fully describes the policy. Please read that prospectus carefully and retain it for future reference.

''We,'' ''us,'' ''our,'' and ''State Farm'' refer to State Farm Life Insurance Company.

''You'' and ''your'' refer to the owner of a Policy.

1. What Is The Policy?

The Policy is a contract between you and State Farm Life Insurance Company. State Farm designed the Policy to be both an investment vehicle and a source of lifetime retirement income. You purchase the Policy by paying an initial premium or by making periodic premium payments, or both, and you add money when you can. When you want annuity income payments to begin, you choose an ''Annuity Date,'' and we will start sending you payments. This profile also discusses other ways to access your money.

The Policy permits you to allocate premiums to six subdivisions, or ''subaccounts,'' of the State Farm Life Insurance Company Variable Annuity Separate Account (the ''Variable Account''). Each subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. The value of the premiums you allocate to the Funds will fluctuate depending on market conditions. Therefore, you bear the investment risk on your Policy value in the Funds. If you allocate premiums to our fixed account (the ''Fixed Account''), we will guarantee principal and interest. The Policy value you accumulate before the Annuity Date will determine the amount of annuity income payments you receive.

The Policy offers important features. The Funds are professionally managed. Your earnings generally grow tax-free until withdrawn, but if you withdraw money before you are 59 1/2 years old, you may have to pay a 10% federal tax penalty in addition to any income taxes. When you decide you want to start receiving annuity income payments, you can choose an annuity income option that will provide you with a lifetime income.

If you participate in a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. Therefore, if you are considering purchasing a tax-qualified Policy, you should contact your attorney or tax advisor regarding suitability of the Policy for your situation.

2. What Are My Annuity Options?

When you want to begin receiving annuity income payments, you can choose from four annuity income options:

Life Annuity -- You will receive income payments as long as the Annuitant lives (for example, if you have named yourself as the Annuitant, you will receive income payments for as long as you live).

Life annuity with certain period -- You will receive income payments as long as the Annuitant lives or to the end of the certain period, if longer.

Joint and last survivor life annuity -- You will receive income payments as long as the Annuitant or a second designated person (such as your spouse) is alive.

Fixed year annuity -- You will receive income payments for the number of years you select.

We will use the money you accumulate under your Policy to provide annuity income payments.


You tell us how much of your money to apply to fixed annuity income payments and how much to apply to variable annuity income payments. We will allocate Policy value that you apply to provide fixed annuity income payments to the Fixed Account. Under the fixed annuity income payment option, the income payments will never be less than the minimum payment stated in the Policy and the amount of each annuity income payment will be the same.


We will allocate Policy value that you apply to provide variable annuity income payments to the Funds you select, and the amount of each annuity income payment will vary according to the investment performance of those Funds.

3. How Do I Purchase A Policy?

You can purchase a Policy through any one of our authorized agents. Under most circumstances, the minimum initial premium for a non-tax-qualified Policy is $1,200 and $600 for tax-qualified Policies. (If you participate in one of our special monthly payment plans, you may pay monthly premiums of $100 or more for non-tax-qualified plans and $50 or more for tax-qualified plans). The minimum initial premium requirements are higher if you are age 66 or more. You may pay additional premiums of at least $50 at any time before the Annuity Date.


To purchase a Policy, generally you must be at least 16 years old and not older than age 85 (75 years old in Pennsylvania). We will issue a Policy below age 16 as long as custodial ownership is established.

4. What Are My Allocation Options?

There are seven different allocation options under the Policy. You can allocate premiums to one or more of the six ''subaccounts'' of the Variable Account. Each subaccount, in turn, invests in a corresponding Fund of the State Farm Variable Product Trust. The six Funds are:

  .  Large Cap Equity Index Fund

  .  Small Cap Equity Index Fund

  .  International Equity Index Fund

  .  Stock and Bond Balanced Fund

  .  Bond Fund

  .  Money Market Fund

You can also allocate premiums to the Fixed Account. We will pay you interest on your Policy Accumulation Value in the Fixed Account at an effective annual rate of at least 3%.

5. What Are The Expenses Under The Policy?


Insurance Charges. Once each year, we deduct a $30 Annual Administrative Fee (some state exceptions apply which results in a lower fee in those states). We currently waive this charge if the amount of total premiums you have paid is at least $50,000. We also deduct a daily mortality and expense risk charge from the assets of the Variable Account, currently equal on an annual basis to 1.15% (and guaranteed under the Policy not to exceed an annual rate of 1.25%).


Surrender Charge. State Farm may deduct a surrender charge (1) when you make a withdrawal or surrender the Policy, (2) when you take annuity income payments, or (3) when we pay proceeds upon your death (unless you are also the Annuitant). We will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a ''life annuity,'' ''life annuity with certain period,'' or a ''joint and last survivor life annuity.'' We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant's death, regardless of how many Policy years have elapsed or how the Death Benefit is paid. We calculate the surrender charge as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year.


Fund Expenses. There are Fund expenses, which, in 2004, ranged on an annual basis from 0.30% to 0.77% of the average daily value of your money invested in the Funds.


The following chart is designed to help you understand the expenses that you will pay under the Policy.


The column "Total Annual Insurance Charges" shows the total of the $30 Annual Administrative Fee (which, for purposes of the chart, is assumed to be 0.32%, computed by dividing the total amount of Annual Administration Fees collected during 2004 by the total average Policy Accumulation Value for 2004) and the 1.25% maximum mortality and expense risk charge. (The mortality and expense risk charge currently charged is 1.15% and the maximum guaranteed charge permitted under the Policy is 1.25%.) The column "Total Annual Fund Charges" shows the investment charges for each Fund (before waiver or reimbursement). The column "Total Annual Charges" shows the combined total of the Total Annual Insurance Charges and Total Annual Fund Charges columns.



The next two columns show you two examples of the charges, in dollars, you would pay under a Policy for each $10,000 you paid when you purchased the Policy. The examples assume that the Annual Administrative Fee is 0.32% (computed by dividing the total amount of Annual Administration Fees collected during 2004 by the total average Policy Accumulation Value for 2004) and that your Policy earns 5% annually before charges. For more information about the expenses under the Policy, including certain voluntary expense limitation arrangements with the Funds' investment adviser that may reduce Fund expenses, refer to the "Fee Table" in the full prospectus that accompanies this Profile.



                                                          If you surrender or
                                                             annuitize your       All charges
                                  Total    Total          Policy at the end of     excluding
                                 Annual   Annual   Total    1 year you would   surrender charges,
                                Insurance  Fund   Annual   pay the following    assessed over a
Fund                             Charges  Charges Charges       expenses         10 year period
----                            --------- ------- ------- -------------------- ------------------
Large Cap Equity Index Fund       1.57%    0.30%   1.87%          $916               $2236
Small Cap Equity Index Fund       1.57%    0.48%   2.05%          $933               $2428
International Equity Index Fund   1.57%    0.77%   2.34%          $961               $2730
Bond Fund                         1.57%    0.55%   2.12%          $940               $2502
Money Market Fund                 1.57%    0.48%   2.05%          $933               $2428
Stock and Bond Balanced Fund(1)   1.57%    0.45%   2.02%          $930               $2396


(1) The investment adviser to the Funds is not paid an investment advisory fee directly for performing its services for the Stock and Bond Balanced Fund. However, the investment adviser will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests -- the Large Cap Equity Index Fund and the Bond Fund. Under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, approximate indirect investment advisory and expense charges can be derived for the Stock and Bond Balanced Fund.

6. How Will My Investment in The Policy Be Taxed?

You should consult a qualified tax adviser with regard to your Policy. Generally, taxation of earnings under variable annuities is deferred until amounts are withdrawn and distributions made. The deferral of taxes on earnings under variable annuity policies is designed to encourage long-term personal savings and supplemental retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income and in certain circumstances also may be subject to a 10% federal tax penalty.

7. How Do I Access My Money?

Prior to the Annuity Date, you can choose among several different options if you want to take money out of your Policy:

  .  You can withdraw part of your money (a surrender charge may apply).

  . You can surrender the Policy, taking the proceeds as a single lump sum payment or applying the proceeds to an annuity income option (a surrender charge may apply).

  . You can also take withdrawals using our systematic withdrawal program (a surrender charge may apply).

After the Annuity Date, if you have selected the ''fixed year'' annuity option, you may request withdrawals.

The amount of the surrender charge that may apply to withdrawals and surrenders you take before the Annuity Date ranges from 7% of the amount withdrawn or surrendered in the first Policy Year to 0% in the eighth Policy Year. Withdrawals and surrenders may be subject to income tax and to a tax penalty. Withdrawals and surrenders from certain tax-qualified Policies may be restricted.

8. How Is The Performance of The Policy Presented?

The value of your Policy will fluctuate depending on the investment performance of the Funds in which your selected Subaccounts invest. State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a Subaccount's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

9. Does The Policy Have A Death Benefit?

The Policy offers a Death Benefit if the Annuitant dies before the Annuity Date. We will determine the Death Benefit amount using Accumulation Unit Values as of the end of the Valuation Period during which we receive all of the documents needed to deem a Death Benefit claim in good order.

The Death Benefit amount will be the greater of:

    (1)the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals; or

    (2)the Policy Accumulation Value.

If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or:

    (3)the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive all required documents, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary.

The Maximum Anniversary Value, which is determined on each Policy Anniversary, is a calculation involving Policy Accumulation Values, premium payments, withdrawals and applicable surrender charges.

10. What Other Information Should I Know?

The Policy has several additional features, including the following:

Free-Look Right. You have a ''free-look right''; that is, the right to return the Policy to us at the Securities Products Department or to an authorized State Farm agent and have us cancel the Policy within a certain number of days (usually 10 days from the date you receive the Policy, but some states require different periods). If you exercise this right, we will cancel the Policy as of the day of mailing or delivery and send you a refund equal to the greater of
(1) the premiums paid under the Policy, or (2) your Policy value (without the deduction of a surrender charge). We allocate all premiums to the Fixed Account during the free-look period; solely for this purpose, we assume your free-look period starts 10 days after we issue your Policy.

Transfers. On or before the Annuity Date, you may transfer Policy value from one Subaccount to another Subaccount(s) or to the Fixed Account. The minimum amount of Policy value that may be transferred from a Subaccount is $250, or, if less, the entire Policy value in that Subaccount. You may also transfer Policy value from the Fixed Account to another Subaccount(s), but only once each Policy year and only during the 30-day period following the end of each Policy year. The maximum amount that you may transfer from the Fixed Account is generally the greater of 25% of the Policy value in the Fixed Account or $1,000.

After the Annuity Date the only type of transfer permitted is a transfer of annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only applies if variable annuity income payments have been elected.

Dollar-Cost Averaging Program. Our dollar-cost averaging program permits you to systematically transfer a set dollar amount from the Subaccount investing in the Money Market Fund or the Subaccount investing in the Bond Fund to any Subaccounts and/or the Fixed Account, subject to certain limitations.

Portfolio Rebalancing Program. The Portfolio Rebalancing program will reallocate on a periodic basis your Policy value among the Subaccounts to return to the percentages you have chosen. Certain limitations apply.

Interest Advantage Program. The Interest Advantage program provides an automatic quarterly transfer of an amount equal to the interest earned on monies allocated to the Fixed Account to any Subaccounts. Certain limitations apply.

Systematic Withdrawal Program. Our systematic withdrawal program provides an automatic monthly, quarterly, semi-annual or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. Surrender charges may apply and certain restrictions apply.

11. How Can I Make Inquiries?

If you need further information about the Policy, please write or call the Securities Products Department, or contact a registered State Farm Agent. The address and telephone number of the Securities Products Department is:

     State Farm Securities Products Department
     Three State Farm Plaza, N-1
     Bloomington, Illinois 61791-0001
     Telephone: (888) 702-2307 (Toll free)
prospectus

                         PROSPECTUS DATED MAY 1, 2005
                  STATE FARM VARIABLE DEFERRED ANNUITY POLICY

              STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY
                               SEPARATE ACCOUNT
                     OF STATE FARM LIFE INSURANCE COMPANY

                                 P.O. Box 2307
                       Bloomington, Illinois 61702-2307
                     Telephone: (888) 702-2307 (Toll free)
Unless otherwise indicated, this prospectus describes the Policy's operation before the annuity date. Please refer to the Index of Terms for definitions of certain terms used in this prospectus.

State Farm Life Insurance Company ("State Farm," "we," "us," or "our") is offering the individual variable deferred annuity policy described in this prospectus. State Farm designed the variable annuity policy (the "Policy") to be both an investment vehicle and a source of lifetime retirement income. The purchaser of a Policy (the "Owner," "you," or "your") can purchase the Policy by making a minimum initial premium payment, by making periodic payments under a special monthly purchase plan, or both.


To purchase a Policy, generally you must be at least 16 years old and not older than age 85 (75 years old in Pennsylvania). We will issue a Policy below age 16 as long as custodial ownership is established.


The Owner determines the amount and timing of additional premium payments, and may allocate premiums and transfer Policy Accumulation Value

  . to the State Farm Life Insurance Company Variable Annuity Separate Account (the "Variable Account"), and

  .  to State Farm's general account (the "Fixed Account").

The Variable Account is divided into subaccounts (each, a "Subaccount"). Each Subaccount invests in a corresponding investment portfolio ("Fund") of State Farm Variable Product Trust (the "Trust"). The Funds currently available are:

  .  Large Cap Equity Index Fund

  .  Small Cap Equity Index Fund

  .  International Equity Index Fund

  .  Bond Fund

  .  Money Market Fund

  .  Stock and Bond Balanced Fund

The accompanying prospectus for the Trust describes each of the Funds, including the risks of investing in each Fund, and provides other information about the Trust.

The Policy provides for a Cash Surrender Value. Because this value is based on the performance of the Funds, to the extent of allocations to the Variable Account, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value. On any given day, the Cash Surrender Value could be more or less than the premiums paid. The Policy also permits withdrawals, within certain limits.

The Policy provides additional benefits including:

  .  four annuity income options

  .  a minimum Death Benefit upon the Annuitant's death

  . dollar cost averaging, portfolio rebalancing, Interest Advantage, and systematic withdrawal programs.

This prospectus sets forth information about the Policy and the Variable Account that you should know before purchasing a Policy. Please read this prospectus carefully and retain it for future reference. A prospectus for the State Farm Variable Product Trust must accompany this prospectus and should be read in conjunction with this prospectus.

A Statement of Additional Information ("SAI") contains additional information about the Policy and the Variable Account. We filed the SAI with the Securities and Exchange Commission and the SAI has the same date as this prospectus. The SAI is incorporated herein by reference and is legally part of this prospectus. The Table of Contents for the SAI is on the last page of this prospectus. You may obtain a free copy of the SAI by writing to or calling State Farm at the address or phone number shown above or by going to statefarm.com(R). The SEC maintains an Internet site at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding other registrants that file electronically with the SEC.

INTERESTS IN THE POLICIES AND SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY A BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THE POLICIES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE AN EXISTING ANNUITY CONTRACT OR INSURANCE POLICY WITH THIS POLICY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

table of


                               Table of Contents

Index of Terms                               2
Fee Table                                    3
EXAMPLE                                      5
Condensed Financial Information              6
 1. What is the Policy?                      7
 2. What are my Annuity Options?             7
 3. How Do I Purchase A Policy?              8
    Applying for a Policy                    8
    Initial Premium                          8
    Issuance of a Policy                     8
    Exchange Privilege: Deferred Annuity     8
    Mutual Fund Exchange Offer for Certain
    Policy Owners                            8
    Free-Look Right to Cancel Policy         9
    Making Additional Premium Payments       9
    Anti-Money Laundering Compliance         9
 4. What Are My Allocation Options?         10
    Premium Allocations                     10
    Subaccount Options                      10
    Fixed Account Option                    11
    Transfers                               11
    Market Timing                           11
    Dollar-Cost Averaging Program           12
    Portfolio Rebalancing Program           12
    Interest Advantage Program              12
    Policy Accumulation Value               13
    Cash Surrender Value                    13
    Subaccount Policy Accumulation Value    13
    Accumulation Unit Value                 13
    Net Investment Factor                   13
    Fixed Policy Accumulation Value         13
 5. What are the Expenses Under the Policy? 13
    Surrender Charge                        14

     Annual Administrative Fee                   14
     Transfer Processing Fee                     14
     Mortality and Expense Risk Charge           14
     Fund Expenses                               14
     Additional Deposit Rider Charge             15
 6.  How Will My Investment in the Policy be
     Taxed?                                      15
     Introduction                                15
     Tax Status of the Policies                  15
     Tax Treatment of Annuities                  15
     Taxation of Non-Qualified Policies          16
     Taxation of Qualified Policies              16
     Other Tax Consequences                      18
 7.  How Do I Access My Money?                   18
     Withdrawals                                 18
     Surrenders                                  18
     Systematic Withdrawal Program               19
     Requesting Payments and Telephone
     Transactions                                19
 8.  How Is the Performance of the Policy
     Presented?                                  20
 9.  Does the Policy Have A Death Benefit?       20
10.  What Other Information Should I Know?       21
     State Farm and the Variable Account         21
     Modification                                22
     Distribution of the Policies                22
     Legal Proceedings                           23
     Reports to Policy Owners                    23
     Insurance Marketplace Standards Association 23
     Financial Statements                        23
11.  How Can I Make Inquiries?                   23
Table of Contents of the Statement of Additional
Information                                      24


             THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.
                    THIS PROSPECTUS CONSTITUTES AN OFFERING
                ONLY IN THOSE JURISDICTIONS WHERE SUCH OFFERING
                             MAY LAWFULLY BE MADE.

contents

Index of Terms

Accumulation Unit -- A unit of measure used to calculate Variable Policy Accumulation Value.

Accumulation Unit Value -- The value of a Subaccount's Accumulation Unit. A Subaccount's Accumulation Unit Value varies to reflect the performance of the underlying Fund, and may increase or decrease from Valuation Day to Valuation Day.

Annuitant -- The person whose life determines the Annuity Payments payable under the Policy and whose death determines the Death Benefit.

Annuity Date -- You may choose this date, which can be no later than the Final Annuity Date. If a Death Benefit is payable and an annuity income option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive all required documents. Income payment intervals start on this date. The first annuity income payment is at the end of the first payment interval.

Cash Surrender Value -- The Policy Accumulation Value less any applicable Surrender Charge and less any applicable Annual Administrative Fee.

Code -- The United States Internal Revenue Code of 1986, as amended.

Final Annuity Date -- The Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania).

Fixed Account -- Part of our General Account to which you may transfer Policy Accumulation Value or allocate premium payments under a Policy.


Fixed Annuity Payment -- An annuity income payment supported by our General Account. Under the fixed annuity income payment option, the income payments will never be less than the minimum payment stated in the Policy and the amount of each annuity income payment will be the same.



Fixed Policy Accumulation Value -- The portion of the Policy Accumulation Value in the Fixed Account.


Fund -- An investment portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.

General Account -- Our assets not allocated to the Variable Account or any other separate account.

Initial Premium Payment -- The amount shown in the Policy that you paid on the Policy Date.

Net Asset Value Per Share -- The value per share of any Fund on any Valuation Day. The prospectus for the Trust describes the method of computing the Net Asset Value Per Share.

Payee -- If the Annuitant dies prior to the Annuity Date and a Death Benefit is payable, the payee is the beneficiary(ies) shown in the application, unless changed. If you surrender the Policy, the payee is the person(s) that you have named. A payee can be other than a natural person only if we agree.

Policy Accumulation Value -- The sum of the Variable Policy Accumulation Value and the Fixed Policy Accumulation Value.

Policy Date -- The effective date of this Policy.

Policy Month, Quarter, Year, Or Anniversary -- Each Policy Month, Quarter, Year, or Anniversary is measured from the Policy Date.

Request -- A written request signed by the person making the request. Such request must be sent to and received by us and be in a form acceptable to us. We may, in our sole discretion, accept telephone requests in connection with certain transactions, in accordance with rules and procedures we establish. Requests are not deemed received until they are received by the Securities Products Department.

SEC -- The United States Securities and Exchange Commission.

Securities Products Department -- Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001. Telephone: 1-888-702-2307 (toll free).

Subaccount -- A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.


Subaccount Policy Accumulation Value -- The portion of the Policy Accumulation Value in a Subaccount.


Successor Owner -- Your Successor Owner is named in the application if you are not the Annuitant.

Valuation Day -- Each day on which the New York Stock Exchange is open for business except for a day that a Subaccount's corresponding Fund does not value its shares.

Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Account -- A separate account of ours consisting of Subaccounts to which you may allocate premium payments or transfer Policy Accumulation Value.

Variable Annuity Payment -- An annuity income payment that may vary in amount from one payment to the next with the investment experience of one or more Subaccounts you have chosen to support such payments.

Variable Policy Accumulation Value -- The sum of all Subaccount Policy Accumulation Values.

terms

Fee Table

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy, or transfers Policy Accumulation Value between the Subaccounts and the Fixed Account.

Transaction Expenses


Charge                                                                                     Amount Deducted
Maximum Surrender Charge (as a percentage of the amount withdrawn or surrendered) (1)                  7%

Transfer Processing Fee (2)                                                                $25 per transfer in excess
                                                                                           of 12 transfers per year

Additional Deposit Rider Charge (3)                                                        3% of the deposit plus
                                                                                           the lesser of 2% of the
                                                                                           deposit or $100.

(1)Surrender charges are calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. After the first Policy Year, you may withdraw a portion of your Policy Accumulation Value without incurring a surrender charge. This amount is called the "Free Withdrawal Amount." The Free Withdrawal Amount is equal to 10% of your Policy Accumulation Value as of the previous Policy Anniversary. If the entire 10% is not withdrawn in a particular Policy Year, the unused Free Withdrawal Amount does not carry over to the next Policy Year. The total surrender charge we deduct cannot exceed 8 1/2% of the total premiums you have paid under the Policy. The surrender charge may be waived in certain additional circumstances. See the "What are the Expenses Under the Policy?--Surrender Charge" section of this prospectus.

(2)We currently do not assess a transfer charge, but we reserve the right to impose this charge on each transfer in a Policy Year in excess of 12 transfers.

(3)The Additional Deposit Rider permits Policy owners of certain tax-qualified Policies to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of income payment under the annuity income option you select.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses


Charge                                Amount Deducted
Annual Administrative Fee (4)               $30

Separate Account Annual Expenses:     Maximum Current
Mortality and Expense Risk Charge (5)  1.25%   1.15%


(4)Some state exceptions apply which results in a lower fee in those states. The Annual Administrative Fee is waived if total premiums paid are at least $50,000.


(5)The current charge is the amount currently charged; the maximum charge is the maximum guaranteed amount permitted by the Policy.

The following table shows the minimum and maximum total Annual Fund Operating Expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2004. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for the Trust.


Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):



                                                                         Minimum Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, including management fees,
 distribution and/or service (12b-1) fees, and other expenses)            0.30%   0.77%




The following tables show the fees and expenses (before waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2004. Expenses of the Funds may be higher or lower in the future.


Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):



                                 Investment                   Total
                                  Advisory  12b-1  Other      Annual
Fund                                Fees    Fees  Expenses Expenses (6)
Large Cap Equity Index Fund         0.26%    N/A    0.04%      0.30%
Small Cap Equity Index Fund         0.40%    N/A    0.08%      0.48%
International Equity Index Fund     0.55%    N/A    0.22%      0.77%
Money Market Fund                   0.40%    N/A    0.08%      0.48%
Bond Fund                           0.50%    N/A    0.05%      0.55%
Stock and Bond Balanced Fund (7)    0.36%    N/A    0.09%      0.45%


(6)The investment adviser to the Funds has voluntarily agreed to bear the expenses incurred by each Fund (other than the International Equity Index
   Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets, and the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund's own Other Expenses. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time. After taking into account these arrangements, annual Fund operating expenses were:



                                 Investment                 Total
                                  Advisory  12b-1  Other    Annual
Fund                                Fees    Fees  Expenses Expenses
International Equity Index Fund     0.55%    N/A    0.20%    0.75%
Stock and Bond Balanced Fund (7)    0.36%    N/A    0.04%    0.40%


(7)The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund will not pay investment advisory fees directly, but will indirectly bear its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund will be net of these indirect fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate indirect investment advisory fee and approximate indirect Other Expenses of those underlying Funds have been derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table. By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds' Other Expenses and will incur its own other expenses.

For information concerning compensation paid for the sale of the Policies, see "What Other Information Should I Know? -- Distribution of the Policies."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity contracts. These costs include transaction expenses shown in the table above, the Annual Administrative Fee, the maximum guaranteed Mortality and Expense Risk Charge, and underlying Fund fees and expenses (before waiver or reimbursement).

The Example assumes that you invest $10,000 in the Policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender or annuitize your Policy at the end of the applicable time period:



                                1 Year 3 Years 5 Years 10 Years
Large Cap Equity Index Fund      $916   $1096   $1349   $2236
Small Cap Equity Index Fund      $933   $1149   $1440   $2428
International Equity Index Fund  $961   $1234   $1586   $2730
Bond Fund                        $940   $1170   $1476   $2502
Money Market Fund                $933   $1149   $1440   $2428
Stock and Bond Balanced Fund     $930   $1140   $1425   $2396



2. If you do not surrender your Policy:



                                1 Year 3 Years 5 Years 10 Years
Large Cap Equity Index Fund      $195   $602    $1034   $2236
Small Cap Equity Index Fund      $213   $658    $1128   $2428
International Equity Index Fund  $243   $747    $1278   $2730
Bond Fund                        $220   $679    $1165   $2502
Money Market Fund                $213   $658    $1128   $2428
Stock and Bond Balanced Fund     $210   $648    $1113   $2396

Condensed Financial Information

The following table shows the value of an Accumulation Unit for each Subaccount and the number of outstanding accumulation units since the Variable Account began operations through the fiscal year ending December 31, 2004. Please read the information in conjunction with the financial statements, related notes and other financial information in the Statement of Additional Information.



                                                                               Year Ended December 31,
                                                      --------------------------------------------------------------------------
                                                         2004       2003       2002       2001       2000      1999      1998
                                                      ---------- ---------- ---------- ---------- ---------- --------- ---------
Large Cap Equity Index
  Accumulation unit value at Beginning of period          $11.08      $8.73     $11.38     $13.10     $14.62    $12.29    $10.00
  Accumulation unit value at end of period                $12.09     $11.08      $8.73     $11.38     $13.10    $14.62    $12.29
  Number of Accumulation units Outstanding at end of
   period                                             24,688,897 21,580,303 19,579,363 18,195,488 15,651,592 9,589,062 2,268,943
Small Cap Equity Index
  Accumulation unit value at Beginning of period          $12.52      $8.68     $11.06     $10.97     $11.48     $9.66    $10.00
  Accumulation unit value at end of period                $14.59     $12.52      $8.68     $11.06     $10.97    $11.48     $9.66
  Number of Accumulation units Outstanding at end of
   period                                             10,445,312  9,575,637  8,929,639  8,224,638  7,048,002 4,144,714 1,165,426
Bond
  Accumulation unit value at Beginning of period          $13.41     $13.02     $12.08     $11.14     $10.38    $10.56    $10.00
  Accumulation unit value at end of period                $13.57     $13.41     $13.02     $12.08     $11.14    $10.38    $10.56
  Number of Accumulation units Outstanding at end of
   period                                              7,583,877  7,272,847  7,078,663  5,936,182  4,645,569 3,763,800 1,087,170
Money Market
  Accumulation unit value at Beginning of period          $11.54     $11.59     $11.58     $11.29     $10.77    $10.36    $10.00
  Accumulation unit value at end of period                $11.51     $11.54     $11.59     $11.58     $11.29    $10.77    $10.36
  Number of Accumulation units Outstanding at end of
   period                                              3,127,546  3,123,673  3,262,392  3,134,242  2,554,366 2,247,788   780,327
International Equity
  Accumulation unit value at Beginning of period          $10.27      $7.54      $9.11     $11.77     $13.97    $11.20    $10.00
  Accumulation unit value at end of period                $12.11     $10.27      $7.54      $9.11     $11.77    $13.97    $11.20
  Number of Accumulation units Outstanding at end of
   period                                             10,286,076  9,664,637  9,569,369  9,063,124  7,541,566 4,189,443 1,082,873
Stock and Bond Balanced
  Accumulation unit value at Beginning of period          $11.94     $10.21     $11.54     $12.11     $12.55    $11.35    $10.00
  Accumulation unit value at end of period                $12.66     $11.94     $10.21     $11.54     $12.11    $12.55    $11.35
  Number of Accumulation units Outstanding at end of
   period                                              5,118,449  4,556,316  4,242,546  4,094,603  3,665,483 2,570,571   472,461



Financial Statements -- The Statement of Additional Information includes financial statements for the Variable Account and State Farm, and the reports of the independent accountants.

1. What is the Policy?

The Policy is an individual variable deferred annuity policy that State Farm Life Insurance Company offers. Under the terms of the Policy, we promise to pay you annuity payments after the Annuity Date. Until the Annuity Date, you may pay premiums under the Policy, and you will generally not be taxed on increases in the value of your Policy as long as you do not take distributions. When you use the Policy in connection with a tax-qualified retirement plan, federal income taxes may be deferred on your premium payments, as well as on increases in the value of your Policy. See "How Will My Investment in the Policy be Taxed?" The Policy may not be available in all states. For information about compensation paid for the sale of Policies, see "What Other Information Should I Know? -- Distribution of the Policies."

When you pay premiums, you can allocate those premiums to one or more of the six subdivisions (also known as "Subaccounts") of the Variable Account. When you allocate premiums to a Subaccount(s), we will invest those premiums solely in the Fund(s), as you direct. Your Policy value in a Subaccount, called the "Subaccount Policy Accumulation Value," will vary according to the performance of the corresponding Fund(s). Depending on market conditions, your Subaccount Policy Accumulation Value in each Subaccount could increase or decrease. The total of the Subaccount Policy Accumulation in each Subaccount is called the Variable Policy Accumulation Value.

You can also allocate premiums to our Fixed Account. Your Policy value in the Fixed Account is called the Fixed Policy Accumulation Value. When you allocate premium to the Fixed Account, we guarantee principal and interest. See "What Are My Allocation Options? -- Fixed Account Option."

You can request that we transfer Policy Accumulation Value from one account to another, subject to certain conditions. See "What Are My Allocation
Options? -- Transfers."

2. What are my Annuity Options?

  . You choose the Annuity Date when you want annuity income payments to begin. The Annuity Date must come on or before the Final Annuity Date, which is the Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania). You select an annuity income option from those listed below, and indicate whether you want your annuity income payments to be fixed or variable or a combination of fixed and variable.


  . If you do not select an annuity income option for the Cash Surrender Value by the Final Annuity Date, we will pay you the Cash Surrender Value under Annuity Option 1 -- Life Annuity.


  . On the Annuity Date, we will use the Cash Surrender Value under the Policy to provide annuity income payments.

If your Policy has been in force for at least five Policy Years, and you choose a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," we will not deduct a surrender charge. Unless you request otherwise, we will provide variable annuity income using any money that you have invested in the Subaccounts, and we will provide a fixed annuity income using any money that you have invested in the Fixed Account.

We will base your first annuity income payment, whether fixed or variable, on the amount of proceeds applied under the annuity income option you have selected and on "annuity purchase rates" based on the Annuitant's age and sex and, if applicable, upon the age and sex of a second designated person. The annuity purchase rate that we apply will never be lower than the rate shown in your Policy.


If you have told us you want fixed annuity income payments, the income payments will never be less than the minimum payment stated in the Policy, and the amount of each annuity income payment will be the same.


If you told us you want variable annuity income payments, the amount of variable annuity income payments will vary according to the investment performance of the Funds you have selected to support your variable annuity income payments.

You can choose either 1, 3, 6, or 12 month intervals to receive annuity income payments. Payment intervals start on the Annuity Date. The first annuity income payment is made at the end of the first payment interval. If any payment would be less than $100, we may change the payment interval to the next longer interval. If on the Annuity Date the payment for the 12 month interval is less than $100, we may pay the Cash Surrender Value on that date in one sum.

We may require satisfactory proof that the Annuitant is living when each annuity income payment is due. If proof is required, payments will stop until such proof is given. If any payment is options
made by check and the Annuitant personally endorses the check on or after the date on which such payment is due, no other proof will be required.

If you have selected the ''fixed years'' annuity option, you may request withdrawals at any time.

The available annuity income options are:

Option 1 -- Life Annuity. Income payments will be made to you at the end of each payment interval as long as the Annuitant lives.

Option 2 -- Life Annuity with Certain Period. Income payments will be made to you at the end of each payment interval as long as the Annuitant lives or to the end of the certain period, if longer. The certain period can be any number of years from 5 to 20. You must choose the number of years if you choose this option. However, for payments under a tax-qualified plan, the certain period cannot exceed the life expectancy of the Owner.

Option 3 -- Joint and Last Survivor Life Annuity. Income payments will be paid to you at the end of each payment interval as long as the Annuitant or a second designated person is alive. You must name the second person on or before the Annuity Date.

Option 4 -- Fixed Years. Income payments will be made to you at the end of each payment interval for the number of years chosen. You must choose the number of years from 5 to 30. However, for payments under a tax-qualified plan, the number of years chosen cannot exceed the life expectancy of the Owner.

You may elect State Farm's ''Additional Deposit Rider.'' This feature is available only in connection with certain tax-qualified Policies. The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of payment under the annuity option you select. We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100.

3. How Do I Purchase A Policy?

Applying for a Policy. To purchase a Policy, you must

  . complete an application and submit it to an authorized State Farm agent, and

  . pay an initial premium at least equal to the minimum required and/or make periodic payments under a special monthly payment plan.

See ''Initial Premium,'' below. We reserve the right to reject an application for any lawful reason.


Initial Premium. You may purchase the Policy to use in connection with tax-qualified plans, or on a non-tax-qualified basis. To purchase a Policy, generally you must be at least 16 years old and not older than 85 years old (75 years old in Pennsylvania) on the Policy Date. We will issue a Policy below age 16 as long as custodial ownership is established.


You must also make a minimum initial premium payment or make periodic payments under a special monthly payment plan, depending on how old you are and whether you are purchasing a tax-qualified or non-tax-qualified Policy, as shown in the following table:


                                          Issue Age      Issue Age
                                            0-65         66 or more
            Minimum initial
            premium required for
            non-tax-qualified Policy       $1,200          $ 5,000
                                       ($100 per month
                                     for special monthly
                                        payment plan)
            Minimum initial
            premium required for
            tax-qualified Policy            $600           $25,000
                                       ($50 per month    ($2,000 for
                                     for special monthly  Roth IRA)
                                        payment plan)


Issuance of a Policy. Once we receive your initial premium and your completed application at the Securities Products Department, we will usually issue your Policy within two Valuation Days. However, if you did not give us all the information we need, we will try to contact you to get the additional needed information. If we cannot complete the application within five Valuation Days, we will either send your money back or obtain your permission to keep your money until we receive all the necessary information.

The Policy Date of your Policy will be the date we receive the initial premium, except when we receive the premium on the 29th, 30th, or 31st of any month. The Policy Date of these Policies will be the 28th of that month.

Exchange Privilege: State Farm Deferred Life Annuity. State Farm will permit the policy owner of a State Farm Deferred Life Annuity contract which has not yet been annuitized to exchange such contract for a Policy. If you exchange a State Farm Deferred Life Annuity for a Policy, State Farm will waive any surrender charge on the State Farm Deferred Life Annuity. We can change this program at any time.

Mutual Fund Exchange Offer for Certain Policy Owners

Certain Policy Owners have the right to surrender their Policy or withdraw part of their Policy Accumulation Value and use the proceeds to purchase Class A or Class B shares of State Farm Mutual Fund Trust (the ''Retail Mutual Fund''). The Retail Mutual Fund is a registered investment company that is managed by State Farm Investment Management Corp., the investment adviser to the Trust. If you exchange your Policy for Retail Mutual Fund shares, we will not charge any exchange fee at the time of the exchange, and we will waive the surrender charge that would otherwise be applicable to surrender of a Policy or withdrawal of a portion of a Policy.

Before deciding to make an exchange, you should carefully read the prospectus for the Retail Mutual Fund. Mutual funds are not variable deferred annuities like the Policy, and therefore any investment in a mutual fund does not have the same features as your Policy, such as the death benefit and the right to annuitize. The following charges may be imposed if you exchange your Policy, or a portion of your Policy, for shares of any series of the Retail Mutual Fund:

  . The front-end sales charge on the purchase of Class A shares of the Retail Mutual Fund (which will be waived if your Policy is not subject to a surrender charge);

  .  The Administrative Fee under the Policy; and

  . The contingent deferred sales charge on the subsequent redemption of Class B shares of the Retail Mutual Fund (calculated from the date of the original purchase of your Policy).

Requirements. We will determine, in our sole discretion, who can make an exchange offer, the time period(s) during which the ability to make an exchange offer is available, and when to terminate your ability to make an exchange offer. We may also establish fixed periods of time for exchanges under a particular Policy (a ''window'') of at least 60 days in length, and limit the number of exchanges you may make.

The ability to make an exchange offer also is subject to the following limitations:

  . If the surrender charge that we waive is less than the front-end sales charge you would incur on Class A shares, the proceeds of the surrender or withdrawal of the Policy can be used only to purchase Class B shares of the Retail Mutual Fund; and

  . Only those persons who purchased a Policy on or after May 1, 2001 and before July 15, 2003 as funding for a tax-qualified retirement plan under Internal Revenue Code sections 401(a), 408 or 408A may participate in the exchange offer if the exchange occurs before the tenth Policy Anniversary.



  . If you purchased your Policy on or after July 15, 2003, you are not eligible to participate in the exchange offer.

Taxes. There should be no adverse tax consequences for tax-qualified retirement plan participants who elect to exchange from a Policy to the Retail Mutual Fund.

Further Information. You can contact your registered State Farm agent for more information on your ability to make an exchange offer.

Free-Look Right to Cancel Policy. During your ''free-look'' period, you may cancel your Policy. The free-look period expires 10 days after you receive your Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm or to an authorized State Farm agent. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. You will receive a refund equal to the greater of:

    (1)the premium payments made under the Policy during the free-look period;
       or

    (2)the Policy Accumulation Value (without the deduction of a surrender charge) at the end of the Valuation Period when we receive the Policy at the Securities Products Department (if you return the Policy to the Securities Products Department), or when our agent receives the Policy (if you return the Policy to the agent) for cancellation.

Making Additional Premium Payments. You may pay additional premiums of $50 or more at any time before the Annuity Date. You may arrange to pay monthly premiums via automatic deduction from your checking account. For any premium we receive after the Policy Date, State Farm will credit the premium to the Policy as of the end of the Valuation Period when we receive the premium at the Securities Products Department. State Farm will process any premium received at the Securities Products Department after the close of the Valuation Period on the next Valuation Day. We reserve the right to refuse a premium if total premiums paid in a Policy Year would exceed $30,000.

Anti-Money Laundering Compliance. We are required to comply with various anti-money laundering laws and regulations. Consequently, we may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time we believe a Policy Owner may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, we may choose not to establish a new account or may be required to "freeze" a Policy Owner's account. We may also be required to provide a governmental agency with information about transactions that have occurred in a Policy Owner's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit us to inform the Policy Owner of the actions described above.

4. What Are My Allocation Options?

Premium Allocations. When you apply for a Policy, you specify the percentage of premium you wish to allocate to each Subaccount of the Variable Account and to the Fixed Account.

  . Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

  . You can change the allocation percentages at any time by sending a satisfactory written or telephone request to the Securities Products Department (provided we have your telephone authorization on file). The change will apply to all premiums received at the same time or after we receive your request.

Until the free-look period expires, we allocate all premiums to the Fixed Account. At the end of this period, we transfer Policy Accumulation Value to the Subaccounts and/or leave it in the Fixed Account based on the premium allocation percentages in effect at the time of the transfer. Solely for this purpose, we assume your free-look period begins 10 days after we issue your Policy. The transfer from the Fixed Account to the Subaccounts upon the expiration of the free-look period does not count as a transfer for any other purposes under the Policy.

Subaccount Options. The Variable Account has six Subac-counts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the ''1940 Act''). State Farm Investment Management Corp. (''SFIM'') serves as the investment adviser of the Trust and conducts the business and affairs of the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds. The paragraphs below summarize the investment objective(s) of each of the Funds in which the Subaccounts invest. There is no assurance that any Fund will meet its objective(s).

  . The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's(R) Composite Index of 500 Stocks/1/. This Fund will pursue its objective by investing primarily on a capitalization-weighted basis in the securities that make up the S&P 500.

  . The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000(R) Small Stock Index/2/. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Russell 2000.

  . The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index (the ''EAFE(R) Free'')/3/. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the EAFE Free.

  . The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in good quality bonds issued by domestic companies.

  . The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust's Large Cap Equity Index Fund and the Bond Fund.

  . The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. THE U.S. GOVERNMENT DOES NOT INSURE OR GUARANTEE AN INVESTMENT IN THE MONEY MARKET FUND. This Fund will attempt to maintain a stable net asset value of $1.00 per share, BUT THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.


---------------------
(1) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Deferred Annuity Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the ''Product and the Funds'') is sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product and the Funds. (For more information regarding the S&P 500 Index, see ''Relationships with the Companies that Maintain the Benchmark Indices'' in this prospectus.)

(2) The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund (the ''Fund'') is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Russell 2000 Index, see ''Relationships with the Companies that Maintain the Benchmark Indices'' in this prospectus.)


(3) The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated (''Morgan Stanley''). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the ''Fund'') is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Morgan Stanley Capital International EAFE Free Index, see ''Relationships with the Companies that Maintain the Benchmark Indices'' in this prospectus.)

     The yield of the Subaccount investing in the Money Market Fund is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and the Money Market Fund's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount may be extremely low and possibly negative.

The accompanying prospectus for the Trust contains further information about the Funds. Please read the Trust's prospectus in conjunction with this prospectus. See also "What Other Information Should I Know? -- State Farm and the Variable Account, The Trust."

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that the same investment adviser may manage. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser.

Fixed Account Option. The Fixed Account is part of our General Account. It is not a separate account. We credit amounts you allocate to the Fixed Account with interest for the period of allocation at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3% per year, compounded annually. The current interest rate is the Guaranteed Interest Rate plus any excess interest rate. We determine periodically the current interest rate and the guarantee period for that rate. Each guarantee period will be at least one year. You assume the risk that interest credited thereafter may not exceed the guaranteed rate of 3% per year. See "What Other Information Should I Know? -- State Farm and the Variable Account, State Farm's Fixed Account Option." There are significant limits on your right to transfer Policy Accumulation Value from the Fixed Account. See "Transfers", below.

Transfers. Prior to the earlier of the Annuity Date or the date the Annuitant dies, you may transfer Policy Accumulation Value from and among the Subaccounts at any time after the end of the free-look period. The minimum amount that you may transfer from a Subaccount is $250, or, if less, the entire Policy Accumulation Value held in that Subaccount.

You may transfer Fixed Policy Accumulation Value from the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers from the Fixed Account do not carry over to the next Policy Year. The maximum transfer amount is the greater of 25% of the Fixed Policy Accumulation Value on the date of the transfer or $1,000, unless waived by us. The minimum amount transferred must be at least $250, or, if less, the entire Fixed Policy Accumulation Value.

After the Annuity Date, you may request to transfer annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only if variable annuity income payments have been elected.

You can make transfer requests by satisfactory written or telephone request (if we have your written telephone authorization on file). A transfer will take effect at the end of the Valuation Period when we receive the request at the Securities Products Department. State Farm will process any transfer request received at the Securities Products Department after the close of the Valuation Period on the next Valuation Day. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. See "How Do I Access My Money? -- Requesting Payments and Telephone Transactions." There is no limit on the number of transfers from and among the Subaccounts before the Annuity Date. However, State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of twelve. For purposes of assessing the transfer processing fee, each transfer request is considered one transfer, regardless of the number of Subaccounts the transfer affects. Any unused "free" transfers do not carry over to the next Policy Year. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.


Market Timing. State Farm does not accommodate inappropriate frequent trading including short-term "market timing" transactions among Subaccounts, as these transfers can adversely affect the Funds, other Owners and the performance of the Subaccounts. In particular, such transfers may dilute the value of the Fund's shares, interfere with the efficient management of the Funds' portfolios, and increase brokerage and administrative costs of the Funds. In order to protect our Owners and the Funds from this potential harmful activity, we have implemented market timing policies and procedures. Our market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders.



Owners seeking to engage in frequent transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all Owners without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, Owners bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds' portfolios, and increases in the Funds' brokerage and administrative costs.



If we believe, in our judgment, that an Owner has been engaged in market timing (i.e. frequent trading that could adversely affect the Funds, other Owners, or the performance of the Subaccounts), we will reject a transfer request. We also will restrict a market timer's transfer privileges by notifying the Owner that from that date forward he or she will only be permitted to make transfers to or from specified Subaccounts by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one year. We will apply this policy uniformly to all similarly situated Policies. Please keep in mind that once an Owner has been identified as a market timer, we will impose this original signature restriction on that Owner even if we cannot specifically identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.



In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If we revise our market timing policies and procedures, we will apply such changes uniformly to all similarly situated Policies. To the extent permitted by applicable law, we reserve the right to impose a redemption fee.


We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs in these limitations.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual, or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the "Money Market Subaccount") or the Subaccount investing in the Bond Fund (the "Bond Subaccount") to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which you make the transfer, you cannot also use that Subaccount as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time before the Annuity Date by sending us a written request. The minimum transfer amount is $100 from the Money Market Subaccount or the Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the Annuity Date or until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us in writing to automatically rebalance (on a monthly, quarterly, semi-annual, or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

Interest Advantage Program. The Interest Advantage program permits you to systematically transfer an amount equal to the interest earned on monies allocated to the Fixed Account to one or any combination of Subaccounts. You specify the allocation percentages for the Subaccounts to which these amounts will be transferred. Transfers will be made on each Policy Quarter to the Subaccounts you select. The Interest Advantage program involves a dollar-cost averaging strategy. Dollar-cost averaging involves investing in the Subaccounts at regular intervals of time, so you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Subaccount units when their value is low as well as high. A dollar-cost averaging strategy does not assure a profit or protect against a loss in the Subaccounts.

You may elect to participate in the Interest Advantage program at any time before the Annuity Date by sending us a written request. The minimum Fixed Policy Accumulation Value required to initiate the Interest Advantage program is $2,500. If the Fixed Policy Accumulation Value is less than $500 on a scheduled transfer date, the transfer will not occur. Once elected, the Interest Advantage program remains in effect from the date we receive your request until (1) the Annuity Date, (2) you cancel the program by written request or telephone, if we have your telephone authorization on file, or (3) the Policy Owner changes, whichever occurs first. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for the Interest Advantage program and a transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Interest Advantage transfers are not counted toward the maximum 25% or $1,000 of Fixed Policy Accumulation Value that may be transferred from the Fixed Account during any Policy Year. You may participate in the Interest Advantage program at the same time you participate in either the dollar-cost averaging program or the portfolio rebalancing program. If an Interest Advantage transfer is scheduled for the same Valuation Day as a dollar-cost averaging transfer or a portfolio rebalancing transfer, we will process the Interest Advantage transfer first. If an Interest Advantage transfer is scheduled on a day that is not a Valuation Day, then the transfer will occur on the next Valuation Day. We reserve the right to discontinue offering the Interest Advantage program at any time and for any reason.

Policy Accumulation Value. The Policy Accumulation Value serves as a starting point for calculating certain values under a Policy. It is the aggregate of the Subaccount Policy Accumulation Values and the Fixed Policy Accumulation Value credited to the Policy. State Farm determines the Policy Accumulation Value first on the Policy Date and thereafter on each Valuation Day. The Policy Accumulation Value will vary to reflect the performance of the Subaccounts to which you have allocated premiums, interest credited on amounts allocated to the Fixed Account, charges, transfers, withdrawals, and full surrenders. It may be more or less than premiums paid.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Policy Accumulation Value, reduced by any applicable surrender charge that would be deducted if the Policy were surrendered that day and any applicable Annual Administrative Fee.

Subaccount Policy Accumulation Value. On any Valuation Day, the Subaccount Policy Accumulation Value in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount for that Valuation Day. When you allocate an amount to a Subaccount, either by premium allocation or transfer of Policy Accumulation Value, we credit your Policy with Accumulation Units in that Subaccount. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Subaccount by the Subaccount's Accumulation Unit Value for that Valuation Day. Similarly, when you transfer an amount from a Subaccount, take a withdrawal from the Subaccount, or surrender the Policy, we determine the number of Accumulation Units by dividing the dollar amount transferred, withdrawn or surrendered by the Subaccount's Accumulation Unit Value for that Valuation Day.

Accumulation Unit Value. A Subaccount's Accumulation Unit Value is the value of its Accumulation Unit. Accumulation Unit Values vary to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Day to the next. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the Accumulation Unit Value by multiplying the Accumulation Unit Value for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current Valuation Period.

Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any ''ex-dividend'' date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Accumulation Value. The Fixed Policy Accumulation Value on any date after the Policy Date is equal to: (1) the sum of the following amounts in the Fixed Account: premium allocations, Policy Accumulation Value transfers to the Fixed Account, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any withdrawals and any applicable surrender charges or transfers from the Fixed Account including any applicable transfer processing fee from the Fixed Account, as well as the applicable portion of the Annual Administrative Fee.

5. What are the Expenses Under the Policy?

State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs, and the risks State Farm assumes under or in connection with the Policies.

  . Services and benefits we provide include: (1) the ability for Owners to make withdrawals and surrenders under the Policy; (2) the Annuitant's Death Benefit; (3) the available investment options, including dollar cost averaging, portfolio rebalancing, Interest Advantage, and systematic withdrawal programs; (4) administration of the annuity options available under the Policy; and (5) the distribution of various reports to Owners.

  . Costs and expenses we incur include those associated with various overhead and other expenses associated with providing the services and benefits provided by the Policy, sales and marketing expenses, and other costs of doing business.

  . Risks we assume include the risks that: (1) Annuitants may live for a longer period of time than estimated when we established the annuity factors under the Policy; (2) the amount of the Annuitant's Death Benefit will be greater than Policy Accumulation Value; and (3) the costs of providing the services and benefits under the Policies will exceed the charges deducted.

We may profit from each of the charges we deduct, such as the mortality and expense risk charge, and we may use that profit for any purpose, including the payment of distribution charges.

Surrender Charge

If you make a withdrawal or surrender the Policy during the first seven Policy Years, State Farm may deduct a surrender charge calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. The total surrender charge deducted cannot exceed 8 1/2% of the total premiums paid. We may also deduct a surrender charge when you take annuity income payments or when proceeds are paid upon the Owner's death (unless the Owner is also the Annuitant). However, we will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a ''life annuity,'' ''life annuity with certain period,'' or a ''joint and last survivor life annuity.'' See ''What are my Annuity Options?'' We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant's death, regardless of how many Policy Years have elapsed or how the Death Benefit is paid. See ''Does the Policy have a Death Benefit?''

If you surrender the Policy, we deduct the surrender charge from the Policy Accumulation Value in determining the Cash Surrender Value. If you take a withdrawal, we deduct the surrender charge from the Policy Accumulation Value remaining after we pay you the amount requested, and we calculate the surrender charge as the applicable percentage of the total amount withdrawn. Unless you specify otherwise, we will deduct the surrender charge from each Subaccount and the Fixed Account pro-rata. Each year after the first Policy Year, you may withdraw a ''Free Withdrawal Amount'' without incurring a surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the ''Fee Table,'' at the beginning of this prospectus.

Example of Calculation of Surrender Charge. Assume the applicable surrender charge percentage is 7% and you have requested a withdrawal of $500. You will receive $500 and the surrender charge is $37.63, for a total withdrawal of $537.63.

Waiver of Surrender Charge. We will not deduct a surrender charge if, at the time we receive a request for a withdrawal or a surrender, we have received due proof that the Annuitant is ''Terminally Ill'' or has been confined continuously to an ''Eligible Hospital'' or ''Eligible Nursing Home'' for at least three months before the date we receive the request. ''Terminally Ill,'' ''Eligible Hospital,'' and ''Eligible Nursing Home'' are defined in the Policy.

Annual Administrative Fee

We will deduct an annual administrative fee (1) on each Policy Anniversary, (2) on the day of any surrender if the surrender is not on the Policy Anniversary, or (3) on the Annuity Date if the Annuity Date is not on the Policy Anniversary. We will waive this fee if total premiums of at least $50,000 have been paid under a Policy at the time the Annual Administrative Fee would have otherwise been deducted. We will deduct the fee from each Subaccount and the Fixed Account on a pro-rata basis.

Transfer Processing Fee

We reserve the right to deduct a transfer processing fee of $25 for the 13th and each subsequent transfer during a Policy Year. For the purpose of assessing the transfer processing fee, we consider each written or telephone request to be one transfer, regardless of the number of Subaccounts affected by the transfer. We will deduct the transfer processing fee from the Subaccount or the Fixed Account from which the transfer is made. If a transfer is made from more than one Subaccount and/or the Fixed Account at the same time, we will deduct the transfer fee pro-rata from the Subaccounts and/or the Fixed Account. We reserve the right to waive the transfer processing fee.

Mortality and Expense Risk Charge

State Farm currently deducts a daily charge from the assets in the Subaccounts attributable to the Policies at an annual rate of 1.15% of net assets. We guarantee that this charge will not exceed an annual rate of 1.25% of net assets. This charge does not apply to Fixed Policy Accumulation Value attributable to the Policies. We factor this charge into the net investment factor. See ''What Are My Allocation Options? -- Net Investment Factor.''

Fund Expenses

Because the Variable Account purchases shares of the various Funds, the net assets of the Variable Account will reflect the investment advisory fees and other operating expenses incurred by the Funds. A table of each Fund's advisory fees and other expenses can be found in the front of this prospectus in the Fee Table. For a description of each Fund's expenses, advisory fees and other expenses, see the prospectus for the Trust.

Additional Deposit Rider Charge

You may elect State Farm's "Additional Deposit Rider." This feature is available only in connection with certain tax- qualified Policies. The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of payment under the annuity income option you select. We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100. See "What are my Annuity Options?"

6. How Will My Investment in the Policy be Taxed?

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon State Farm's understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the ''IRS'').

You may purchase the Policy on a non-tax-qualified basis (''Non-Qualified Policy'') or on a tax-qualified basis (''Qualified Policy''). Qualified Policies are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Policy, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax-qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of a Policy for their situation. The following discussion assumes that Qualified Policies are purchased with proceeds from and/ or contributions under retirement plans that qualify for the intended special federal income tax treatment.

In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Tax Status of the Policies

Diversification Requirements. The Code requires that the investments of the Variable Account be ''adequately diversified'' in order for Non-Qualified Policies to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

Investor Control. In certain circumstances, owners of non-qualified variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and transfer Policy Accumulation Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any Non-Qualified Policy to contain certain provisions specifying how your interest in the Policy will be distributed in the event of your death. The Non-Qualified Policies contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See ''Death of Owner'' rules in the Statement of Additional Information for a further discussion of the rules for paying proceeds upon an Owner's death.

Other required distribution rules may apply to Qualified Policies.

The following discussion assumes that the Policies will qualify as annuity contracts for Federal income tax purposes.

Tax Treatment of Annuities

We believe that if you are a natural person you will not be taxed on increases in the value of a Policy until a distribution occurs or until annuity income payments begin. (For these purposes, the agreement to assign or pledge any portion of the Policy Accumulation Value, and, in the case of a Qualified Policy, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

Taxation of Non-Qualified Policies

Non-Natural Person. The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Policy Accumulation Value over the ''investment in the contract'' (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Policies owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Policy occurs (including a withdrawal under the systematic withdrawal program), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Accumulation Value immediately before the distribution over the Owner's investment in the Policy at that time.

In the case of a surrender under a Non-Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

  .  made on or after the taxpayer reaches age 59 1/2;

  .  made on or after the death of an Owner;

  .  attributable to the taxpayer's becoming disabled; or

  . made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity income option elected under an annuity contract, a portion of each annuity income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity income payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (2) if distributed under an annuity income option, they are taxed in the same way as annuity income payments.

Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of a Policy, the designation of an Annuitant or Payee other than an Owner, the selection of certain Annuity Dates, or the exchange of a Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Policies. All Non-Qualified deferred annuity contracts that State Farm (or its affiliates) issues to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

Taxation of Qualified Policies

The Policies are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified retirement plans. Policy Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Policy, unless the Company consents.

In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Distributions. Annuity income payments are generally taxed in the same manner as under a Non-Qualified Policy. When a withdrawal from a Qualified Policy occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the Owner's investment in the contract to the participant's total accrued benefit balance under the retirement plan. For Qualified Policies, the investment in the contract is often zero. For Roth IRAs, distributions are generally not taxed, except as described below.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the later of (1) the calendar year in which the plan participant reaches age 70 1/2\\ \\or (2) the calendar year in which the plan participant retires, and must be made in a specified form or manner. If the plan participant is a ''5 percent Owner'' (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the plan participant's death.

Withholding. Distributions from certain qualified plans generally are subject to withholding for the Owner's federal income tax liability. The withholding rates vary according to the type of distribution and the Owner's tax status. The Owner may be provided the opportunity to elect not to have tax withheld from distributions. ''Eligible rollover distributions'' from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions that are required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to non-taxable distributions or if the Owner chooses a ''direct rollover'' from the plan to another tax-qualified plan, IRA, or tax-sheltered annuity or to a governmental section 457 plan that agrees to separately account for rollover contributions.


Brief descriptions follow of the various types of qualified retirement plans which can be funded with a Policy.


Corporate and Self-Employed Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax advisor. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy. Employers intending to use the Policy with such plans should seek competent advice.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an ''Individual Retirement Annuity'' or ''IRA.'' These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be ''rolled over'' or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE) IRA programs, under which certain employers may provide contributions to SIMPLE IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Policy for use with IRAs may be subject to special requirements of the IRS.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Policy that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance of employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to tax penalties. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax advisor.


401(k) Plan. A 401(k) plan is a retirement plan that allows eligible employees for 2005 to contribute up to the lesser of $14,000 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2005 may be permitted to make an additional $4,000 "catch-up" contribution. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a 401(k) Plan.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under the Policies are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of Ownership or receipt of distributions under a Policy depend on the individual circumstances of each Owner or recipient of the distribution. Consult a competent tax adviser for further information.


Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.



Generation-skipping Transfer Tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.



Annuity Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.



Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.


Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policies could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

7. How Do I Access My Money?

You may make withdrawals or a full surrender under the Policy. Proceeds are also payable upon the death of the Owner or the Annuitant. See "Does the Policy have a Death Benefit?" When you surrender the Policy or when proceeds are payable on the death of an Owner or Annuitant, you can request that the proceeds be paid under an annuity option. See "What are my Annuity Options?"

Withdrawals

You may request to withdraw part of the Cash Surrender Value at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the "fixed years" annuity option, you may request withdrawals after the Annuity Date. See "What are my Annuity Options?") You may make requests for withdrawals in writing or by telephone, if we have your telephone authorization on file. See "Requesting Payments and Telephone Transactions," below. Any withdrawal must be at least $500. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See "Requesting Payments and Telephone Transactions," below. Withdrawals are subject to income tax and may be subject to a 10% federal tax penalty, and may be limited or restricted under certain Qualified Policies.

When you request a withdrawal, you can direct how to deduct the withdrawal from your Policy Accumulation Value. If you provide no directions, we will deduct the withdrawal from your Policy Accumulation Value in the Subaccounts and Fixed Account on a pro-rata basis.

A withdrawal will take effect at the end of the Valuation Period when State Farm receives the withdrawal request at the Securities Products Department. State Farm will process any withdrawal request received at the Securities Products Department after the close of the Valuation Period on the next Valuation Day.

Surrenders

You may request surrender of the Policy at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the "fixed years" annuity option, you may request a surrender after the Annuity Date. See "What are my Annuity Options?") The Policy will terminate on the date we receive your request or such later date as you might request. We will pay you the Cash Surrender Value in one sum unless you choose an annuity option. After five Policy Years, if you choose a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," we will not deduct a surrender charge. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See "Requesting Payments and Telephone Transactions," below. Surrenders are subject to income tax and may be subject to a 10% federal tax penalty, and may be limited under certain Qualified Policies.

A surrender will take effect at the end of the Valuation Period when State Farm receives the surrender request at the Securities Products Department (unless you request a later date). State Farm will process any surrender request received at the Securities Products Department after the close of the Valuation Period on the next Valuation Day (unless you request a later date).

Systematic Withdrawal Program

The systematic withdrawal program provides an automatic monthly, quarterly, semi-annual, or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. The minimum payment is $100. You may elect to participate in the systematic withdrawal program at any time before the Annuity Date by sending a written request to the Securities Products Department. Once we have received your request, the program will begin and will remain in effect until your Policy Accumulation Value drops to zero, unless you cancel or make changes in the program. We will deduct withdrawals under the systematic withdrawal program from your Policy Accumulation Value in the Subaccounts and the Fixed Account on a pro-rata basis. You may cancel or make changes in the program at any time by sending us a written request or by telephone if we have your telephone authorization on file.

We will assess any applicable surrender charge on these withdrawals. See "What are the Expenses Under the Policy? -- Surrender Charge." We do not deduct any other charges for this program. We reserve the right to discontinue offering the systematic withdrawal program at any time and for any reason.

Requesting Payments and Telephone Transactions

Requesting Payments. You must send written requests for payment (except when we authorize telephone requests) to the Securities Products Department or give them to an authorized State Farm agent for forwarding to the Securities Products Department. Transaction requests are not deemed received until they are received at the Securities Products Department. We will ordinarily pay any Death Benefit, withdrawal, or surrender proceeds within seven days after receipt at the Securities Products Department of all the documents required for such a payment. We will determine the payment amount as of the end of the Valuation Period during which the Securities Products Department receives all required documents. See "Does the Policy Have a Death Benefit?" for the documents required before a Death Benefit claim will be deemed in good order. If no annuity option has been chosen for a Death Benefit to be paid, or if the annuity option chosen is not available, we will pay a Death Benefit generally through the State Farm Benefit Management Account(R), an interest bearing checking account. We will send the State Farm Benefit Management Account(R) checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account(R). We will pay interest on the amount in the State Farm Benefit Management Account(R) from the date we receive all required documents at the Securities Products Department to the date we close the State Farm Benefit Management Account(R). Amounts in the State Farm Benefit Management Account(R) are not insured by the Federal Deposit Insurance Corporation or any other agency, and unlike the assets in the Variable Account, are not protected against the claims of our other creditors.

We may delay making a payment or processing a transfer request if:

  . the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

  . the SEC by order permits postponement of payment to protect State Farm's Policy Owners.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request. However, Cash Surrender Value paid under an annuity option will not be deferred.

Telephone Transactions

You may make certain requests under the Policy by telephone if we have a written telephone authorization on file. These include requests for transfers, withdrawals, changes in premium allocation instructions, dollar-cost averaging changes, changes in the portfolio rebalancing program, changes in the Interest Advantage program, systematic withdrawal changes and address changes.

Our Securities Products Department will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions. Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider's, your State Farm agent's or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to the Securities Products Department or to a registered State Farm agent for forwarding to the Securities Products Department. Transaction requests are not deemed received until they are received at the Securities Products Department.

8. How Is the Performance of the Policy Presented?

State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a Subaccount's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

The yield of the Subaccount investing in the Money Market Fund refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period.

The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time. Average annual total return of a Subaccount tells you the return you would have experienced if you allocated a $1,000 premium to a Subaccount for the specified period. "Standardized" average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount, including any surrender charge that would apply if you terminated the Policy at the end of each period indicated. "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include the Surrender Charge and/or the Annual Administrative Fee. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for a Subaccount.

We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Subaccount performance based on that performance data. Non-standard performance will be accompanied by standard performance.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in underlying funds, or investment series of underlying funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also present the performance of the Standard & Poor's(R) Index of 500 Common Stocks, a widely used measure of stock performance, either by itself or compared to the performance of one or more Subaccounts. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison or presentation. We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

9. Does the Policy Have A Death Benefit?

The Policy offers a Death Benefit if the Annuitant dies before the Annuity Date. We will determine the Death Benefit amount using Accumulation Unit Values as of the end of the Valuation Period during which we receive all of the documents needed to deem a Death Benefit claim in good order. If these documents are received at the Securities Products Department after the close of the Valuation Period, State Farm will process the Death Benefit on the next Valuation Day. The following documents must be received by the Securities Products Department before a Death Benefit claim will be deemed in good order: a certified copy of the death certificate, the State Farm Claimant's Statement, the Request for Taxpayer Identification Number and Certification (IRS Form W-9), and the applicable State Farm Insurance Companies Claim

Election Form. Until we receive all of these required documents, the Policy Accumulation Value will remain invested in the Subaccounts and/or the Fixed Account based on the allocation percentages in effect at the time.

The Death Benefit amount will be the greater of:

    (1)the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals; or

    (2)the Policy Accumulation Value.

If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or:

    (3)the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive all required documents, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary.

The Maximum Anniversary Value on the first Policy Anniversary is the greater of:

    (1)any premiums received on or after the Policy Date but before the first Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after the Policy Date but before the first Policy Anniversary; or

    (2)the Policy Accumulation Value, before we process any transactions on that date.

The Maximum Anniversary Value on each Policy Anniversary after the first until the Policy Anniversary when the Annuitant is age 80 is the greater of:

    (1)The Maximum Anniversary Value on the previous Policy Anniversary, plus any premiums received on or after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary; or

    (2)the Policy Accumulation Value on the current Policy Anniversary, before we process any transactions on that date.

The Maximum Anniversary Value on each Policy Anniversary after the Policy Anniversary when the Annuitant is Age 80, is equal to the Maximum Anniversary Value applicable on the Policy Anniversary when the Annuitant was age 80, plus any premiums received on and after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary.

If the Death Benefit is payable and an annuity income option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive all required documents. The beneficiary must choose the annuity option as well as whether the annuity income payments are to be fixed or variable or a combination of fixed and variable. See "What are my Annuity Options?" If no annuity income option has been chosen for the Death Benefit to be paid, or if the annuity income option chosen is not available, the Death Benefit generally will be paid through the State Farm Benefit Management Account(R). See "How Do I Access My Money? -- Requesting Payments and Telephone Transactions." For a discussion of the order for payment to beneficiaries, as well as how beneficiaries are designated, see "Payment of Proceeds Upon Death of Owner or Annuitant" in the Statement of Additional Information.

If any Owner dies before the Annuity Date, unless the Owner is the Annuitant, the Cash Surrender Value of the Policy will be payable. There are certain exceptions to this rule. For a discussion of the rules for paying the proceeds upon the death of an Owner, see "Death of Owner" in the Statement of Additional Information.

10. What Other Information Should I Know?

State Farm and the Variable Account

State Farm Life Insurance Company. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm's Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1929 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in 47 states and the District of Columbia. State Farm also sells insurance in the Canadian provinces of Alberta, New Brunswick, and Ontario. State Farm submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

State Farm's Fixed Account Option. The Fixed Account is part of State Farm's general account assets. State Farm's general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, State Farm has sole discretion over the investment of the assets of the Fixed Account.

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, WE HAVE NOT REGISTERED INTERESTS IN THE FIXED ACCOUNT UNDER THE SECURITIES ACT OF 1933 NOR HAVE WE REGISTERED THE FIXED ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR

ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. THE DISCLOSURE REGARDING THE FIXED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN A PROSPECTUS.

The Variable Account. State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a ''separate account'' within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Life Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of the Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policies if, in State Farm's judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. See the Trust's prospectus for more detail.

The Trust. State Farm Investment Management Corp. (''SFIM''), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. For more information concerning the investment adviser and investment sub-adviser, please see the accompanying prospectus for the Trust.

Voting of Fund Shares. State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Accumulation Value in the Subaccounts. To obtain voting instructions from Owners, before a meeting of shareholders of the Funds, State Farm will send Owners voting instruction materials, a voting instruction form and any other related material. Shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

Modification

  . We may modify the Policy as follows: to conform the Policy, our operations, or the operation of the Variable Account to the requirements of any law (or regulation issued by a government agency) to which we, the Policy, or the Variable Account is subject;

  . to assure continued qualification of the Policy as an annuity under the Code; or

  . to reflect a change in the operation of the Variable Account, if allowed by the Policy.

Distribution of the Policies

State Farm VP Management Corp., a subsidiary of State Farm Mutual Automobile Insurance Company, acts as the principal underwriter and distributor of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life Insurance Company Variable Life Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the NASD. The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

We pay commissions to State Farm VP Management Corp. for sales of the Policies by its sales representatives of up to 2.5% of premiums paid in connection with the sale of the Policies. Up to an additional 2.5% of premium is paid on the first $2,000 of first-year premium. We also pay State Farm VP Management Corp.'s operating and other expenses.


State Farm VP Management Corp. pays its registered representatives all of the commissions received for their sales of Policies. Registered representatives and their managers are also eligible for various cash benefits, such as expense reimbursements and bonuses, and non-cash compensation items that we may provide jointly with State Farm VP Management Corp. Non-cash items include conferences, seminars and trips, merchandise and other similar items. In addition, State Farm VP Management Corp.'s registered representatives who meet certain production standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such programs.


Commissions and other incentives are recouped through fees and charges deducted under the Policy.

Legal Proceedings

State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

Reports to Policy Owners

State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, and the Fixed Account. Each year, or more often if required by law, you will be sent a report showing information about your Policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Accumulation Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you make transfers or withdrawals, you will receive a confirmation of these transactions.

Insurance Marketplace Standards Association

State Farm Life Insurance Company and State Farm Life and Accident Assurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Financial Statements


The Statement of Additional Information contains the audited statutory basis statements of admitted assets, liabilities, capital and surplus for State Farm as of December 31, 2004 and 2003, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, as well as the Report of the Independent Registered Public Accounting Firm. You should consider the financial statements of State Farm only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.



The Statement of Additional Information also contains the statements of assets and contract owners' equity and surplus for the Variable Account as of December 31, 2004, and the related statements of operations for the year then ended and changes in contract owners' equity and surplus for each of the two years ended December 31, 2004, as well as the Report of the Independent Registered Public Accounting Firm.



The audits were conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States).


11. How Can I Make Inquiries?

You may make inquiries regarding a Policy by writing to us at the Securities Products Department, by calling us at (888) 702-2307 (Toll free), or by contacting a registered State Farm agent.

Policy form numbers: Policy Series 97040 and 97090 in all states except MT, NY, WI; 97090 in MT, A97040 and A97090 in NY, WI.

table of

                           TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information about the Policies and the Variable Account. The following is the Table of Contents for the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the Securities Products Department, calling us at 1-(888) 702-2307 (Toll free) or going to statefarm.com(R).


                    Statement of Additional Information
                             Table of Contents
Additional Policy Provisions         Payment of Proceeds Upon Death of Owner
                                     or Annuitant

 The Policy                            Death of Owner

 Ownership                             Death of Annuitant

 Incontestability                    Addition, Deletion or Substitution of
                                       Investments

 Error in Age or Sex                 Safekeeping of Account Assets

 Participation                       Distribution of the Policies

 Assignment                          Legal Matters

Net Investment Factor                Experts

Annuity Payment Provisions           Other Information

 Amount of Fixed Annuity Payments    Relationships with the Companies that
                                       Maintain the Benchmark Indices
 Amount of Variable Annuity Payments Financial Statements

 Annuity Units

 Annuity Unit Value

                                                                       contents

          State Farm VP Management Corp.              U.S. POSTAGE
(Underwriter & Distributor of Securities Products)        PAID
               One State Farm Plaza                   Chicago, IL
         Bloomington, Illinois 61710-0001           Permit No. 6065

           FORWARDING SERVICE REQUESTED            PRESORTED STANDARD




State Farm VP Management Corp. serves as the principal underwriter and distributor of the Policies. More information about State Farm VP Management Corp. and its registered persons is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.


[LOGO] STATE FARM INSURANCE (R)

                                  Issued By:
                       State Farm Life Insurance Company
                    (Not licensed in New York or Wisconsin)
                State Farm Life and Accident Assurance Company
                     (Licensed in New York and Wisconsin)
                      Home offices: Bloomington, Illinois

                        State Farm VP Management Corp.
             (Underwriter and Distributor of Securities Products)
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                                1-888/702-2307
                   Investment Company Act File No. 811-08001


                        231-3548.10-CH Printed in U.S.A.

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED May 1, 2005

                  STATE FARM VARIABLE DEFERRED ANNUITY POLICY

              STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY
                               SEPARATE ACCOUNT
                     OF STATE FARM LIFE INSURANCE COMPANY
                                 P.O. Box 2307

                       Bloomington, Illinois 61702-2307

                               -----------------

   This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the variable deferred annuity policy (the "Policy") offered by State Farm Life Insurance Company ("State Farm, "we," "us," or "our"). You may obtain a copy of the Prospectus dated May 1, 2005 by calling 1-888-702-2307 (Toll free) or by writing to us at the above address. Terms used in the current Prospectus for the Contract are incorporated into and made a part of this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only
      in conjunction with the prospectuses for the Policy and the Funds.



                                                              Printed in U.S.A.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
       ADDITIONAL POLICY PROVISIONS................................  1
          The Policy...............................................  1
          Ownership................................................  1
          Incontestability.........................................  1
          Error in Age or Sex......................................  1
          Participation............................................  1
          Assignment...............................................  1
       NET INVESTMENT FACTOR.......................................  2
       ANNUITY PAYMENT PROVISIONS..................................  2
          Amount of Fixed Annuity Payments.........................  2
          Amount of Variable Annuity Payments......................  2
          Annuity Units............................................  2
          Annuity Unit Value.......................................  3
       PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT........  3
          Death of Owner...........................................  3
          Death of Annuitant.......................................  4
       ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........  5
       SAFEKEEPING OF ACCOUNT ASSETS...............................  5
       DISTRIBUTION OF THE POLICIES................................  6
       LEGAL MATTERS...............................................  6
       EXPERTS.....................................................  6
       OTHER INFORMATION...........................................  6
       RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK
         INDICES...................................................  7
       FINANCIAL STATEMENTS........................................  8

                         ADDITIONAL POLICY PROVISIONS

THE POLICY

   The Policy contains the Basic Plan, any amendments, endorsements, and riders, and a copy of the application. The Policy is the entire contract.

   Only an officer has the right to change the Policy. No agent has the authority to change the Policy or to waive any of its terms. All endorsements, amendments, or riders must be signed by an officer to be valid.

OWNERSHIP

   You, as the Owner, are named in the application. You may exercise any provision of the Policy only by request and while the Annuitant is alive. Your Successor Owner is named in the application if you are not the Annuitant.

   You may change the Owner or Successor Owner by sending us a request while the Annuitant is alive. We have the right to request the Policy to make the change on it. The change will take effect the day you sign the request, but the change will not affect any action we have taken before we receive the request. A change of Owner or Successor Owner does not change the beneficiary designation. No more than two Owners and no more than two Successor Owners can be named.

INCONTESTABILITY

   We will not contest the Policy. Any rider has its own incontestability provision.

ERROR IN AGE OR SEX

   If the Annuitant's, Payee's, or second designated person's date of birth or sex is not correct, every benefit will be such as premiums paid would have bought at the correct age or sex, based on the rates at the date of issue. We may require proof of the Annuitant's, Payee's, second designated person's age and sex before annuity income payments start. Any overpayment with compound interest at 6% a year will be charged against the Policy. This amount will be deducted from any annuity income payments due after the error is found. Any underpayment with compound interest at 6% a year will be paid to you in one sum.

PARTICIPATION

   We do not expect to pay dividends on the Policy. However, we may apportion and pay dividends each year. All dividends apportioned will be derived from the divisible surplus of our participating business. Any such dividends will be paid only at the end of the Policy Year. There is no right to a partial or pro rated dividend prior to the end of the Policy Year. We will transfer the dividend to the Policy Accumulation Value at the end of the Policy Year. Unless specified by you, the amount transferred is allocated to each Subaccount and the Fixed Account on a pro-rata basis.

ASSIGNMENT

   You may assign a nonqualified Policy or any interest in it. We will recognize an assignment only if it is in writing and filed with us. We are not responsible for the validity or effect of any assignment. An assignment may limit the interest of any Beneficiary.

                             NET INVESTMENT FACTOR

   The Net Investment Factor is an index applied to measure the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for any Subaccount for any Valuation Period is equal to (1) divided by (2) and subtracting (3) from the result, where:

    (1)is the result of:

       (a)the Net Asset Value Per Share of the Fund held in the Subaccount determined at the end of the current Valuation Period; plus

       (b)the per share amount of any dividend or capital gain distribution made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the Valuation Period; plus or minus

       (c)a per share charge or credit for any taxes reserved for

    (2)is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the prior Valuation Period,

    (3)is a daily factor representing the mortality and expense risk charge deducted from the Subaccount adjusted for the number of days in the Valuation Period. Such charge will not exceed an annual rate of 1.25% of the daily net asset value of the Variable Account.

                          ANNUITY PAYMENT PROVISIONS


   AMOUNT OF FIXED ANNUITY PAYMENTS. On the Annuity Date, the amount you have chosen to apply to provide fixed annuity income payments will be applied under the annuity income option you have chosen. The annuity option payment factor in effect on the Annuity Date times that amount will be the dollar amount of each payment. Each of these payments will be equal and will not change.


   The annuity option payment factor used to determine the amount of the fixed annuity payments will not be less than the guaranteed minimum annuity payment factors shown in the Policy.

   AMOUNT OF VARIABLE ANNUITY PAYMENTS. These income payments will vary in amount. The dollar amount of each payment attributable to each Subaccount is the number of Annuity Units for each Subaccount times the Annuity Unit Value of that Subaccount. The sum of the dollar amounts for each Subaccount is the amount of the total variable annuity income payment. The Annuity Unit Value for each payment will be determined no earlier than five Valuation Days preceding the date the annuity income payment is due. We guarantee the payment will not vary due to changes in mortality or expenses.

   ANNUITY UNITS. On the Annuity Date, the number of Annuity Units for an applicable Subaccount is determined by multiplying (1) by (2) and dividing the result by (3), where:

    (1)is the part of the Cash Surrender Value or Death Benefit on that date applied under that Subaccount;

    (2)is the Guaranteed Minimum Payment Factor for the Annuity Option chosen;
       and

    (3)is the Annuity Unit Value for the Subaccount at the end of the Valuation Period encompassing that date.

   ANNUITY UNIT VALUE. The Annuity Unit Values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operation. Thereafter, the Annuity Unit Value for every Valuation Period is the Annuity Unit Value at the end of the previous Valuation Day times the Net Investment Factor times the Annuity Interest Factor. The Annuity Interest Factor is used to neutralize the Assumed Investment Rate of 3 1/2% a year used to determine the guaranteed minimum payment factors. The Assumed Investment Rate is significant in determining the amount of each variable annuity income payment and the amount by which each variable annuity income payment varies from one payment to the next.


               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1.  Accumulation unit value for current valuation period.................. 11.12
2.  Accumulation unit value for immediately preceding valuation period.... 11.10
3.  Annuity unit value for immediately preceding valuation period......... 20.00
4.  Factor to compensate for the assumed investment rate of 3.5%.......... .9999
5.  Annuity unit value of current valuation period ((1) / (2)) x (3) x (4) 20.03

                   ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS

 1.  Number of accumulation units at Maturity Date.......................  10,000
 2.  Accumulation unit value.............................................   11.12
 3.  Adjusted Policy Accumulation Value (1)x(2).......................... 111,200
 4.  Monthly annuity payment per $1,000 of adj. Policy Accumulation Value    5.82
 5.  Monthly annuity payment (3)x(4) / 1,000.............................  647.18
 6.  Annuity unit value at Maturity Date.................................   20.03
 7.  Number of annuity units (5)/(6)..................................... 32.3105
 8.  Assume annuity unit value at the end of first month equal to........   20.20
 9.  First monthly annuity payment (7)x(8)...............................  652.67
10.  Assume annuity unit value at the end of second month equal to.......   19.90
11.  Second monthly annuity payment (7)x(10).............................  642.98
12.  Assume annuity unit value at the end of third month equal to........   20.50
13.  Third monthly annuity payment (7)x(12)..............................  662.37

             PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT

DEATH OF OWNER

   The Code requires the following distributions under a Non-Qualified annuity when you die.

    (1)If you die before the Annuity Date, you are not the Annuitant, and you either have not named a Successor Owner or your named Successor Owner is not a living natural person, the Cash Surrender Value must be paid within 5 years after your date of death.

    (2)If you die before the Annuity Date, you are the Annuitant, and you either have not named any beneficiary or your named beneficiary is not a living natural person, the death benefit must be paid within 5 years after your date of death.

    (3)If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is a person other than your spouse, your Successor Owner may elect to have the Cash Surrender Value paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life or life expectancy of your Successor Owner. If no election is made within this time, distribution will be made within five years after your date of death.

    (4)If you die before the Annuity Date, you are the Annuitant, and your sole named surviving primary beneficiary is a person other than your spouse, your surviving primary beneficiary may elect to have the Death Benefit paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life or life expectancy of your primary beneficiary. If no election is made within this time, distribution will be made within five years after your date of death.

    (5)If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is your surviving spouse, your surviving spouse becomes the Owner.


    (6)If you die before the Annuity Date, you are the Annuitant, and your surviving spouse is your sole named primary beneficiary, your spouse will replace you as Owner and may replace you as Annuitant. If your spouse does not elect to replace you as Annuitant, the Death Benefit must be paid to your spouse under an annuity option or any other method of payment then provided by us for an owner. For purposes of the preceding sentence, the election must be made, payments must start within one year after your death, and must not extend beyond your spouse's life or life expectancy; however, if your spouse does not choose a method of payment within this time, distribution will be made under Annuity Option 1 -- Life Annuity.


    (7)If you die on or after the Annuity Date and you are not the Annuitant, any remaining payments must be paid to your Successor Owner at least as fast as the method of payment in effect at your death.

    (8)If you die on or after the Annuity Date and you are the Annuitant, any remaining payments must be paid to the beneficiary at least as fast as the method of payment in effect at your death.

   If you are not a living natural person, the Annuitant will be treated as the Owner for purposes of this provision. If you are not a living natural person and there is a change in the Annuitant, such change shall be treated as the death of the Owner for purposes of this provision. If the Policy has two owners, the first death of either owner is treated as the death of the owner for purposes of this provision. For purposes of this provision, the amount of any distribution will be determined on that date of such distribution. Notwithstanding anything in the Policy to the contrary, the surviving joint owner will be treated as the Successor Owner of the Policy.

   Other rules apply to Qualified Policies.

DEATH OF ANNUITANT

   DEATH OF ANNUITANT WHO IS NOT AN OWNER. If the Annuitant dies before the Annuity Date and the Annuitant is not an Owner, the Death Benefit will be paid as provided in the Beneficiary Provisions of the Policy. If the method of payment chosen is not available or no method of payment is chosen, payment will be in one sum.

   If the Annuitant dies on or after the Annuity Date while you are alive, any remaining payments must be paid to you at least as fast as the method of payment in effect on the Annuitant's date of death.

   BENEFICIARY DESIGNATION. This is as shown in the application. It includes the name of the beneficiary and the order and method of payment. If you name "estate" as a beneficiary, it means the executors or administrators of the last survivor of you and all beneficiaries. If you name "children" of a person as a beneficiary, only children born to or legally adopted by that person as of the Annuitant's date of death will be included.

   We may rely on an affidavit as to the ages, names, and other facts about all beneficiaries. We will incur no liability if we act on such affidavit.

   CHANGE OF BENEFICIARY DESIGNATION. You may make a change while the Annuitant is alive by sending us a request. The change will take effect the date the request is signed and will replace previous beneficiary designations for the Policy, but the change will not affect any action we have taken before we receive the request. We have the right to request your Policy to make the change.

   After the Annuitant's death, anyone who has the right to make a withdrawal may change the method of payment or may select one of the annuity options, and may name a successor to their interest. The successor payee may be their estate.

   ORDER OF PAYMENT. When the Annuitant dies (1) before the Annuity Date and a death benefit is payable or (2) on or after the Annuity Date, you are the Annuitant, and payments continue to the beneficiary, we will make such payment(s) in equal shares to the primary beneficiaries living when payment is made. If a primary dies after the first payment is made, we will pay that primary's unpaid share in equal shares to the other primaries living when payment is made. If the last primary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies while receiving payments, we will pay that successor's unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one sum payment to you, if living when payment is made. Otherwise, we will make a one sum payment to the estate of the last survivor of you and all beneficiaries. "When payment is made" means (1) the date that a periodic payment is due or (2) the date that a request is signed for a cash withdrawal or a one sum payment. You may change this order of payment by sending us a request while the Annuitant is alive.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

   Where permitted by applicable law, we may:

    (1)create new separate accounts;

    (2)combine separate accounts, including the Variable Account;

    (3)add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

    (4)make any Subaccount available to such classes of policies as we may determine;

    (5)add new funds or remove existing funds;

    (6)substitute new funds for any existing Fund if shares of the Fund are no longer available for investment or if we determine investment in a Fund is no longer appropriate in the light of the purposes of the Variable Account;

    (7)deregister the Variable Account under the Act if such registration is no longer required; and

    (8)operate the Variable Account as a management investment company under the Act or in any other form permitted by law.

   The investment policy of the Variable Account will only be changed with the approval of the insurance supervisory official of the state in Illinois, our State of domicile. The investment policy of the Variable Account is to invest in one or more investment companies. The process for such approval is on file.

                         SAFEKEEPING OF ACCOUNT ASSETS

   State Farm holds the title to the assets of the Subaccount. The assets are kept physically segregated and held separate and apart from State Farm's General Account assets and from the assets in any other separate account.

   Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

   A fidelity bond in the amount of $5 million covering State Farm's directors, officers, and employees has been issued by National Union Fire Insurance Company.

                         DISTRIBUTION OF THE POLICIES


   State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, acts as the principal underwriter of the Policies. State Farm VP Management Corp. received $4,052,529 in 2004, $2,999,626 in 2003 and $3,809,707
in 2002 as commissions for serving as principal underwriter of the Policies. State Farm VP Management Corp. did not retain any commissions in 2004, 2003 and 2002. The Policies are offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Policies, but reserve the right to discontinue the offering.


                                 LEGAL MATTERS

   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                    EXPERTS


   The statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2004 and 2003, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent, Registered Public Accounting Firm given on the authority of said firm as experts in accounting and auditing.


   As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory basis), which practices differ from accounting principles generally accepted in the United States of America (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.


   The statements of assets and contract owners' equity and surplus of the State Farm Life Insurance Company Variable Annuity Separate Account as of December 31, 2004 and the results of its operations for the year then ended, and the changes in its contract owners' equity and surplus for each of the two years in the period ended December 31, 2004, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.


                               OTHER INFORMATION

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

     RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES

   STANDARD & POOR'S. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Deferred Annuity, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and Funds") are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

   S&P makes no representation or warranty, express or implied, to the owners of the Product and Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust, or the owners of the Product and Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product and Funds or the timing of the issuance or sale of the Product and Funds or in the determination or calculation of the equation by which the Product and Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product and Funds.

   S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by State Farm, the Trust, owners of the product and Funds, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

   FRANK RUSSELL COMPANY. The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

   The Small Cap Equity Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

   Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index(es).

   Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) are based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the index(es) or any data included in the index(es). Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index(es) or any data included therein, or any security (or combination thereof) comprising the index(es). Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the index(es) or any data or any security (or combination thereof) included therein.

   MORGAN STANLEY & CO. INCORPORATED. The Morgan Stanley Capital International EAFE(R) Free Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust.

   The International Equity Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the Morgan Stanley Capital International EAFE(R) Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley Capital International EAFE(R) Free Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this fund. Morgan Stanley has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the Morgan Stanley Capital International EAFE(R) Free Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

   Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein. Neither Morgan Stanley nor any other party makes any warranty, express or implied, as to results to be obtained by the Trust, the Trust's customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley nor any other party makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

                             FINANCIAL STATEMENTS


   The audited statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2004 and 2003, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended, as well as the Report of the Independent Registered Public Accounting Firm, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.



   Statements of assets and contract owners' equity and surplus of the State Farm Life Insurance Company Variable Annuity Separate Account as of December 31, 2004 and the results of its operations for the year then ended, and the changes in its contract owners' equity and surplus for each of the two years in the period ended December 31, 2004, also appear in the SAI.



   The audits were conducted in accordance with standards of the Public Company Accounting Oversight Board (United States).

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm
Mutual Automobile Insurance Company)

Report on Audits of Financial Statements--Statutory Basis

For the Years Ended December 31, 2004 and 2003

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Table of Contents
--------------------------------------------------------------------------------


                                                                                                    Page(s)
                                                                                                    -------
Report of Independent Auditors.....................................................................      3

Financial Statements:

   Statements of Admitted Assets, Liabilities, Capital and Surplus--Statutory Basis as of
     December 31, 2004 and 2003....................................................................      4

   Statements of Operations and Change in Capital and Surplus--Statutory Basis for the years ended
     December 31, 2004 and 2003....................................................................      5

   Statements of Cash Flows--Statutory Basis for the years ended December 31, 2004 and 2003........      6

Notes to Financial Statements--Statutory Basis.....................................................   7-30

Report of Independent Auditors on Supplemental Financial Information...............................     32

Supplemental Schedule of Assets and Liabilities....................................................  33-34

Supplemental Summary Investment Schedule...........................................................     35

Supplemental Investment Risk Interrogatories.......................................................  36-41

                                    [GRAPHIC]

PRICEWATERHOUSECOOPERS
--------------------------------------------------------------------
                                         PricewaterhouseCoopers LLP
                                         One North Wacker
                                         Chicago IL 60606
                                         Telephone (312) 298 2000
                                         Facsimile (312) 298 2001


            Report of Independent Registered Public Accounting Firm


To the Board of Directors
State Farm Life Insurance Company:

   We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company (the Company) as of December 31, 2004 and 2003, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


   As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Illinois, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   In our opinion, because of the effects of the matter referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004 and 2003, or the results of its operations or its cash flows for the years then ended.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

/s/ PricewaterhouseCoopers LLP

February 18, 2005

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Admitted Assets, Liabilities, Capital and Surplus--Statutory
Basis (in thousands)
As of December 31, 2004 and 2003
--------------------------------------------------------------------------------

                                                                                   2004         2003
                               ADMITTED ASSETS                                 -----------  -----------
Bonds:
   United States government................................................... $ 7,201,005  $ 5,443,914
   Canadian government and subdivisions.......................................     293,069      261,637
   Other governmental units...................................................   6,042,345    5,753,354
   Public utilities...........................................................   2,212,340    2,316,117
   Industrial and other.......................................................  10,345,681   10,146,146
                                                                               -----------  -----------
                                                                                26,094,440   23,921,168
                                                                               -----------  -----------
Stocks:
   Preferred..................................................................         751          751
   Unaffiliated common........................................................   1,941,596    1,726,054
   Affiliated common..........................................................       7,760        7,669
                                                                               -----------  -----------
                                                                                 1,950,107    1,734,474
                                                                               -----------  -----------
Mortgage loans................................................................   4,311,492    4,289,507
Real estate:
   Held for investment........................................................           0        2,233
   Held for sale..............................................................           0        4,816
Policy loans..................................................................   2,828,570    2,703,042
Cash (Overdraft)..............................................................     (10,754)      (3,804)
Cash equivalents..............................................................     210,026      370,692
Short-term investments........................................................      36,338       26,628
Other invested assets.........................................................       2,600        9,942
Accounts receivable--investment sales.........................................         932           --
                                                                               -----------  -----------
      Total cash and invested assets..........................................  35,423,751   33,058,698
Premiums deferred and uncollected.............................................      79,599       73,678
Investment income due and accrued.............................................     478,778      460,463
Federal and foreign income tax recoverable (including from affiliates)........          71        3,405
Net deferred tax asset........................................................     312,168      297,909
Other assets..................................................................          47        8,810
Assets held in separate accounts..............................................   1,206,668      998,363
                                                                               -----------  -----------
      Total admitted assets................................................... $37,501,082  $34,901,326
                                                                               ===========  ===========

                                                                                   2004         2003
                                 LIABILITIES                                   -----------  -----------

Aggregate reserves for life policies and contracts............................ $23,414,894  $21,843,340
Liability for deposit type contracts..........................................   6,636,795    6,265,347
Policy and contract claims....................................................     136,246      119,521
Policyholders' dividend accumulations.........................................       5,354        6,339
Dividends to policyholders payable in the following year......................     617,277      594,851
Advance premiums, deposits and other policy and contract liabilities..........     241,391      229,446
Interest maintenance reserve..................................................      54,480       54,685
Commissions payable...........................................................      73,300       64,402
Federal income taxes (including payable to affiliates)........................      62,882       55,433
Employee and agent benefits...................................................     173,551      147,919
Other liabilities.............................................................     372,690      379,001
Liabilities related to separate accounts......................................   1,037,774      850,994
Asset valuation reserve.......................................................     574,656      511,715
                                                                               -----------  -----------
      Total liabilities.......................................................  33,401,290   31,122,993
                                                                               -----------  -----------

                             CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000 shares authorized, issued and outstanding       3,000        3,000
Paid-in surplus...............................................................      21,846       21,846
Unassigned surplus............................................................   4,074,946    3,753,487
                                                                               -----------  -----------
      Total capital and surplus...............................................   4,099,792    3,778,333
                                                                               -----------  -----------
      Total liabilities, capital and surplus.................................. $37,501,082  $34,901,326
                                                                               ===========  ===========

  The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Operations and Change in Capital and Surplus--Statutory Basis (in thousands)
For the Years Ended December 31, 2004 and 2003
--------------------------------------------------------------------------------

                                                                              2004        2003
                          SUMMARY OF OPERATIONS                            ----------  ----------
Income:
   Premiums and annuity considerations.................................... $3,592,253  $3,464,713
   Net investment income..................................................  2,054,226   2,054,148
   Other income...........................................................     39,429      37,433
                                                                           ----------  ----------
                                                                            5,685,908   5,556,293
                                                                           ----------  ----------
Benefits and other expenses:
   Death benefits.........................................................    800,103     742,640
   Surrender benefits and other fund withdrawals..........................    758,619     678,870
   Other benefits and claims..............................................    519,590     541,820
   Net transfers to separate accounts.....................................     89,948      53,123
   Increase in policy and contract reserves...............................  1,571,554   1,599,720
   Commissions............................................................    270,162     256,020
   General insurance expenses.............................................    560,543     570,774
   Taxes, licenses and fees...............................................     72,304      63,476
                                                                           ----------  ----------
                                                                            4,642,823   4,506,441
                                                                           ----------  ----------
Net gain from operations before dividends to policyholders and federal and
  foreign income taxes....................................................  1,043,084   1,049,853
Dividends to policyholders................................................    608,585     584,810
                                                                           ----------  ----------
Net gain from operations before federal and foreign income taxes..........    434,499     465,043
Federal and foreign income taxes incurred (excluding capital gains).......    196,266     161,742
                                                                           ----------  ----------
Net gain from operations before net realized capital losses...............    238,233     303,301
Net realized capital losses less capital gains tax........................       (444)    (12,322)
                                                                           ----------  ----------
       Net income......................................................... $  237,789  $  290,979
                                                                           ==========  ==========

                                                                              2004        2003
                       CAPITAL AND SURPLUS ACCOUNT                         ----------  ----------
Common stock:
   Balance at beginning and end of year................................... $    3,000  $    3,000
                                                                           ----------  ----------
Paid-in Surplus:
   Balance at beginning and end of year...................................     21,846      21,846
                                                                           ----------  ----------
Unassigned surplus:
   Balance at beginning of year...........................................  3,753,487   3,285,748
   Net income.............................................................    237,789     290,979
   Net unrealized capital losses..........................................     72,722     235,049
   Change in nonadmitted assets...........................................    (17,553)     71,767
   Change in asset valuation reserve......................................    (62,940)   (174,347)
   Dividends to stockholder (parent company)..............................       (480)       (480)
   Other changes in surplus in separate accounts statement................     11,402      20,972
   Change in net deferred income tax......................................     64,155      (9,911)
   Other changes, including provision for class action settlement amounts.     16,364      33,710
                                                                           ----------  ----------
   Balance at end of year.................................................  4,074,946   3,753,487
                                                                           ----------  ----------
       Total capital and surplus.......................................... $4,099,792  $3,778,333
                                                                           ==========  ==========

  The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Cash Flows--Statutory Basis (in thousands)
For the Years Ended December 31, 2004 and 2003
--------------------------------------------------------------------------------

                                                                                2004         2003
                                                                            -----------  -----------
Cash from operations:
   Premiums collected net of reinsurance................................... $ 3,613,483  $ 3,486,524
   Net investment income...................................................   2,077,819    2,061,926
   Other income............................................................      10,258        9,953
   Benefits and loss related items.........................................  (2,052,934)  (1,914,333)
   Net transfers to Separate Accounts......................................     (91,617)     (57,889)
   Commissions, expenses paid and other deductions.........................    (893,733)    (927,953)
   Dividends to policyholders paid.........................................    (587,144)    (680,727)
   Federal and foreign income taxes paid (including $13,426 tax on capital
     gains/(losses)).......................................................    (221,685)    (252,515)
                                                                            -----------  -----------
          Net cash from operations.........................................   1,854,447    1,724,986
                                                                            -----------  -----------
Cash from investments:
   Proceeds from investments sold, matured or repaid:
       Bonds...............................................................   2,914,446    4,656,452
       Stocks..............................................................      76,182       60,889
       Real estate.........................................................      17,056        4,867
       Mortgage loans......................................................     568,127      296,365
       Other invested assets...............................................      13,161       10,807
       Other proceeds......................................................          --       17,337
       Net (losses) gains on cash and short-term investments...............           4            4
                                                                            -----------  -----------
          Total investment proceeds........................................   3,588,976    5,046,721
                                                                            -----------  -----------
   Cost of investments acquired (long-term only):
       Bonds...............................................................   5,094,705    6,569,898
       Stocks..............................................................     177,726      110,549
       Mortgage loans......................................................     584,064      604,031
       Real estate.........................................................          --        2,500
       Other invested assets...............................................      18,805        7,317
       Other applications..................................................      16,167           --
                                                                            -----------  -----------
          Total investments acquired.......................................   5,891,467    7,294,295
                                                                            -----------  -----------
   Increase in policy loans and premium notes..............................     125,407      120,506
                                                                            -----------  -----------
          Net cash used in investments.....................................  (2,427,898)  (2,368,080)
                                                                            -----------  -----------
   Cash from financing and miscellaneous sources:
       Deposit type contracts, net.........................................      10,192      126,245
       Other cash provided (applied).......................................     405,833      404,614
       Dividends to stockholders paid......................................        (480)        (480)
                                                                            -----------  -----------
          Net cash from financing and miscellaneous sources................     415,545      530,379
                                                                            -----------  -----------
   Net change in cash and short-term investments...........................    (157,906)    (112,715)
   Cash, cash equivalents, and short-term investments, beginning of year...     393,516      506,231
                                                                            -----------  -----------
   Cash, cash equivalents, and short-term investments, end of year......... $   235,610  $   393,516
                                                                            ===========  ===========

   The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis (amounts in thousands)
--------------------------------------------------------------------------------

1.  Nature of Business Operations

   State Farm Life Insurance Company (the Company) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 47 states, as well as the District of Columbia. The Company is also licensed in Canada for the provinces of Alberta, New Brunswick and Ontario. The Company primarily markets individual life and annuity products through an exclusive independent contractor agency force. Individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts which together account for approximately 82% of premium revenue. Individual annuity products including variable annuity contracts account for an additional 16%. The Company also writes small amounts of group credit life and employee group life.

   The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.

2.  Summary of Significant Accounting Practices

   The accompanying financial statements have been prepared principally for filing with regulatory agencies and as such are prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois.

   Prescribed statutory accounting practices include the National Association of Insurance Commissioners (NAIC) "Accounting Practices and Procedures Manual" (NAIC SAP), which reflects the NAIC's adoption of the Codification of Statutory Accounting Principles, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed when such practices are approved by the insurance department of the insurer's state of domicile. The Company did not use any significant permitted practices during 2004 or 2003.

   The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

   Significant statutory accounting practices include:

   A.  Investments

      Bonds and stocks are stated at values prescribed by the NAIC. Investment grade bonds not backed by other loans are stated at amortized cost using the modified scientific method. Below investment grade bonds not backed by other loans are stated at the lower of amortized cost using the modified scientific method or fair value. Preferred stocks are stated at cost unless the stock is of lower quality, then it is stated at the lower of cost or fair value. Common stocks, other than investment in subsidiary, are stated at fair value. Under Generally Accepted Accounting Principles (GAAP), equity securities that have readily determinable fair values and debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost.

      Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of unassigned surplus.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


      Single class and multi-class mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Prepayment assumptions for single class and multi-class mortgage-backed/assets-backed securities are obtained from FT Interactive Data and Bloomberg. The Company uses prices provided by FT Interactive Data and Royal Trust in determining the fair value of its loan-backed securities.

      Mortgage loans on real estate, including mezzanine real estate loans, are stated at either the outstanding principal balance for loans originated by the Company or amortized cost for loans purchased by the Company. Cash receipts and interest income on impaired loans are deposited and accounted for as they are received. Impaired loans and accrued interest income on restructured impaired loans are evaluated to determine if the accrued interest is collectible. If deemed collectible, accrued interest on impaired loans is recorded as investment income due and accrued. Any due and accrued investment income that is 180 days past due and collectible is also reported as a non-admitted asset. If the accrued interest is not collectible, it is written off and no further interest is accrued. The Company had no voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, at December 31, 2004 or 2003.

      Investments in real estate and property acquired in satisfaction of debt are valued at depreciated cost, less encumbrances. The Company uses straight-line depreciation for these real estate holdings with lives varying between residential and non-residential properties. Accumulated depreciation on such real estate was $0 and $12,487 at December 31, 2004 and 2003, respectively.

      Policy loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies.

      Short-term investments are stated at amortized cost, which approximates fair value. The Company has ownership interests in joint ventures, partnerships, and limited liability companies. The Company carries these interests based on the underlying GAAP equity of the investee.

      Investment in a wholly-owned subsidiary is carried at its statutory net equity. Under GAAP reporting, all majority-owned subsidiaries would be consolidated. The net change in unrealized gain or loss of the wholly-owned subsidiary for the years ended December 31, 2004 and 2003, as reflected in unassigned surplus, was $91 and $95 respectively.

      Investment income is recorded when earned. Due and accrued investment income that is 90 days past due, or when collection is in doubt, is excluded from unassigned surplus. The amounts exluded in 2004 were, mortgages $0 and bonds $496. The amounts excluded in 2003 were, mortgages $43 and bonds $515. Realized gains and losses on sale or maturity of investments are determined by the specific identification methods. Aggregate unrealized capital gains and losses are credited or charged directly to unassigned surplus net of deferred income taxes.

      For any decline in the fair value of a bond, common stock, preferred stock, or mortgage loan that is considered to be other than temporary, a valuation adjustment is made to reduce the cost of the asset to fair value and is recognized as a realized capital loss. During 2004, the Company realized capital losses of $6,969 on bonds, $1,467 on common stocks and $0 on mortgage loans due to other than temporary declines in the fair value. During 2003, the Company realized capital losses of $2,864 on bonds, $22,638 on common stocks and $3,140 on mortgage loans due to other than temporary declines in the fair value.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


   B.  Derivative Instruments

      The Company was involved in a transaction to sell a portion of its commercial loan portfolio through a commercial mortgage-backed security
   (CMBS) pool. Cash flow hedges were used to hedge movements in the U.S. Treasury yield curve, which in turn affected the pricing of the CMBS offering. The hedges consisted of forward contracts to sell U.S. Treasury Notes, and their value changed inversely with the value of those notes as the U.S. Treasury yields changed. At the outset of the contract, there were no cash payments. The settlement of the forward contracts resulted in a net cash receipt (gain) of $7,026 on May 13, 2004 and a net cash payment (loss) of $14,258 on May 24, 2004.

      The forward contracts were analyzed for hedge effectiveness using the cumulative dollar offset method. They were deemed highly effective at settlement, therefore, the gain/loss recognized on the hedges were used to adjust the basis of the commercial loans hedged. There were no derivative transactions outstanding at December 31, 2004 and 2003.

   C.  Premiums Deferred and Uncollected

      Premiums deferred and uncollected represent modal premiums, either due directly from policyholder and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

   D.  Aggregate Reserves for Life Policies and Contracts

      Policy reserves on life insurance are based on statutory mortality and interest rate requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging primarily from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging primarily from 2% to 8%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.

   E.  Policyholders' Dividends

      All of the Company's life insurance business is written on the participating basis. The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits. For the years ended December 31, 2004 and 2003, premiums under individual and group life participating policies were $3,010,896 and $2,909,282 or 100% of total individual and group life premiums earned. The Company's Statements of Operations for 2004 and 2003 includes $608,585 and $584,810 of policyholder dividends, respectively.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


   F.  Federal and Foreign Income Taxes

      The Company files a consolidated federal income tax return with the following companies:

    State Farm Mutual Automobile        State Farm Investment Management
      Insurance                           Corp.
      Company (SFMAIC)                    (SFIMC)
    State Farm International Services,  State Farm VP Management Corp.
      Inc. (SFISI)                        (SFVPMC)
    State Farm Fire and Casualty        State Farm Florida Insurance
      Company (SFFCC)                     Company (SFFIC)
    State Farm Annuity and Life         State Farm Funding Corp.
      Insurance Company
      (SFALIC)                          State Farm Investor Services
                                          (Canada)
    State Farm Life and Accident        Holding Company (SFIS Canada)
      Assurance
      Company (SFLAAC)                  Insurance Placement Services, Inc.
                                          (IPSI)
    AmberJack, Ltd.                     State Farm Bank, FSB (SFBFSB)
    State Farm General Insurance        West Virginia IPSI, Inc.
      Company (SFGIC)
    Fiesta Jack, Ltd.                   Florida IPSI, Inc.
    State Farm Indemnity Company (SFIC) State Farm Guaranty Insurance
    State Farm Lloyds, Inc.             Company
    State Farm Lloyds (SFL)

      The consolidated federal income tax liability is apportioned to each company in accordance with an agreement authorized by each Company's Board of Directors or Underwriters. The allocation is based upon separate return calculations for regular and alternative minimum tax with current credit for net losses and tax credits. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables shown in this annual statement which relate to the tax year reflected by this annual statement will be settled within ninety (90) days of the statement date; 2) any refunds of federal income tax will be settled within thirty (30) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within thirty (30) days of payment of the tax due. Changes in prior year tax liability may result in reallocation of prior year tax.

      The reporting of federal and foreign income taxes under NAIC SAP is similar to the reporting requirements under GAAP except for the following differences. Under NAIC SAP, the calculation of state income taxes incurred is limited to taxes due on the current year's taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recorded. Furthermore, the estimate of the current state income tax expense is not a component of income taxes incurred. Instead, current state income tax is reported as a component of general expenses and is an element of pre-tax book income. Under GAAP, Statement of Financial Accounting Standards (SFAS) 109 contains a requirement to reduce the amount of deferred tax assets (DTAs) by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. No such provision is required by NAIC SAP. Instead, NAIC SAP requires that the gross DTA be subject to an admissibility test. The admissibility test has three parts. The first two parts determine the portion of the gross DTA that can be reduced to cash or result in a reduction of future cash taxes. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs). Overall, the test limits the net admitted DTA to the sum of 10% of a modified surplus amount plus taxes subject to recovery via loss carryback for the current year and the immediately prior year. Any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred income taxes (deferred tax provision) as a component of the total tax provision (sum of federal, state, and foreign, current and deferred) rather than as a direct adjustment to unassigned surplus.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


   G.  Other Postretirement Benefits

      As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years.

      Under GAAP, an additional accrual would be required for the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible, employees, agents, and their dependents.

      On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law. The Act introduces a prescription drug benefit under Medicare as well as a federal subsidy to qualifying sponsors of retiree health care benefit plans. In December 2004, statutory guidance was provided and is effective for reporting years beginning on or after January 1, 2005. The Company will account for the effects of the Act on a prospective basis in the calendar year financial statements beginning January 1, 2005. Therefore, the valuation of the unfunded post-career benefit obligation and the determination of the net post-career benefit cost included in the accompanying financial statement and this note do not reflect the effects of the Act on the plan.

   H.  Interest Maintenance Reserve and Asset Valuation Reserve

      The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and the amortization is reflected in the Company's Statements of Operations.

      The AVR provides a reserve for credit-related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to the unassigned surplus. The IMR and AVR are not calculated under GAAP.

   I.  Separate Accounts

      The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and issues individual variable universal life and individual variable annuity contracts. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company's separate accounts and general accounts within certain limits.

      Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in shares of mutual funds offered by the State Farm Variable Product Trust which funds are managed either by the Company or by an outside manager.

      Separate account assets are reported at market value and liabilities are recorded at amounts equal to contract holder assets. Except for rights of the Company as a result of surplus contributions made to the separate accounts, contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


   J.  Recognition of Premiums and Annuity Considerations and Related Expenses

      Premiums and annuity considerations are recognized as income over the premium paying period of the policies. Acquisition costs, such as commissions and other costs related to the new business, are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products, are recorded as revenue when received. Under GAAP, the premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to the policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

   K.  Nonadmitted Assets

      Certain assets designated as "nonadmitted" assets, principally non-admitted deferred income tax assets, aggregating $610,333 and $592,781 at December 31, 2004 and 2003, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. Under GAAP, such assets would be recognized at the lower of cost or net realizable value.

      During 2004 the Company allowed a mortgagee to sell the underlying property and substitute a letter of credit as collateral for the mortgage. Under statutory accounting principles a letter of credit is not considered acceptable collateral for a mortgage loan. The value of reclassifying the mortgage loan to a collateral loan is a non-admitted asset of $16,121 at December 31, 2004.

   L.  Foreign Exchange

      Foreign assets and liabilities stated in functional currencies are combined with domestic assets and liabilities stated in U.S. dollars. A translation adjustment for the excess of the Company's foreign assets over its foreign liabilities is recognized as a net liability. Under GAAP, the translation of functional currencies to U.S. dollars for assets and liabilities would be required prior to combination with domestic assets and liabilities.

   M.  Stockholder Dividends

      The maximum amount of dividends that can be paid by State of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income.

   N.  Agent Termination Benefits

      The Company provides termination benefits for its exclusive independent contractor agency force subject to service and age eligibility requirements as defined in agents' contracts. Liabilities are recorded based on the actuarial present value of benefits attributed to the agent according to the Company's termination payment formula at the time eligibility requirements are met. The calculation of the liability, and therefore the current year expense, is primarily affected by a change in the discount factor used to calculate the actuarial present value of benefits (5.75% in 2004 compared to 6.00% in 2003), the number of agents who become fully eligible for benefits during the year (381 in 2004 compared to 352 in 2003), and changes in agents' earnings which are affected by changes in premium levels. As of December 31, 2004 and 2003, liabilities of $196,971 and $172,247 respectively, have been recorded for agent termination benefits.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


   O.  Guaranty Fund Assessments

      As of December 31, 2004 and 2003, liabilities of $9,607 and $9,691, respectively, have been recorded for guaranty fund assessments. In addition, assets of $0 and $233 for premium tax offsets have been established for December 31, 2004 and 2003, respectively, based on guaranty fund assessments paid. These amounts represent assets and liabilities recorded for all states in which the Company operates.

   P.  Reclassification

      Certain 2003 amounts have been reclassified to conform to current year presentation.

The preceding discussion highlights the significant variances between the statutory accounting practices followed by the Company and GAAP. The effect of these differences has not been determined, but is presumed to be material.

3.  Investments

   A.  Bonds and Other Debt Securities

      The amortized cost and estimated market values of investments in debt securities, including short-term investments, are as follows:

                                                  December 31, 2004
                                    ---------------------------------------------
                                                  Gross      Gross     Estimated
                                     Amortized  Unrealized Unrealized   Market
                                       Cost       Gains      Losses      Value
                                    ----------- ---------- ---------- -----------
U.S. Governments................... $ 7,215,410 $  242,688  $(26,633) $ 7,431,465
All Other Governments..............     315,001     15,955       (11)     330,945
States, Territories and Possessions
  (Direct and Guaranteed)..........     472,803     13,762   (10,491)     476,074
Political Subdivisions of States,
  Territories and Possessions
  (Direct and Guaranteed)..........     324,253     20,181      (329)     344,105
Special Revenue & Special
  Assessment Obligations and all
  Non-Guaranteed Obligations of
  Agencies and Authorities of
  Governments and their Political
  Subdivisions.....................   5,245,290    121,962   (24,088)   5,343,164
Public Utilities (Unaffiliated)....   2,212,340    163,524    (3,912)   2,371,952
Industrial & Miscellaneous
  (Unaffiliated)...................  10,345,681    962,996   (17,156)  11,291,521
                                    ----------- ----------  --------  -----------
   Totals.......................... $26,130,778 $1,541,068  $(82,620) $27,589,226
                                    =========== ==========  ========  ===========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------

                                                  December 31, 2003
                                    ---------------------------------------------
                                                  Gross      Gross     Estimated
                                     Amortized  Unrealized Unrealized   Market
                                       Cost       Gains      Losses      Value
                                    ----------- ---------- ---------- -----------
U.S. Governments................... $ 5,469,449 $  339,887 $ (34,080) $ 5,775,256
All Other Governments..............     262,731     16,958       (12)     279,677
States, Territories and Possessions
  (Direct and Guaranteed)..........     455,000     10,869   (14,349)     451,520
Political Subdivisions of States,
  Territories and Possessions
  (Direct and Guaranteed)..........     294,688     15,736      (194)     310,230
Special Revenue & Special
  Assessment Obligations and all
  Non-Guaranteed Obligations of
  Agencies and Authorities of
  Governments and their Political
  Subdivisions.....................   5,003,666    129,521   (42,935)   5,090,252
Public Utilities (Unaffiliated)....   2,316,117    184,642    (4,928)   2,495,831
Industrial & Miscellaneous
  (Unaffiliated)...................  10,146,145  1,068,622   (21,482)  11,193,285
                                    ----------- ---------- ---------  -----------
   Totals.......................... $23,947,796 $1,766,235 $(117,980) $25,596,051
                                    =========== ========== =========  ===========

      The amortized cost and estimated market value of debt securities by contractual maturity are shown below. Expected maturities will differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      December 31, 2004
                                                   -----------------------
                                                                Estimated
                                                    Amortized    Market
                                                      Cost        Value
                                                   ----------- -----------
     Due in one year or less...................... $   929,532 $   951,332
     Due after one year through five years........   4,363,705   4,672,035
     Due after five years through ten years.......  10,570,532  11,247,270
     Due after ten years..........................  10,267,009  10,718,589
                                                   ----------- -----------
        Totals.................................... $26,130,778 $27,589,226
                                                   =========== ===========

      Gross proceeds and realized gains and losses on bonds, including other than temporary impairments, for the years ended December 31, were:

                                                          2004      2003
                                                        --------  --------
     Proceeds.......................................... $381,574  $606,451
     Gross gains.......................................   25,505    36,582
     Gross losses......................................   (6,974)  (14,946)

      At December 31, 2004 and 2003, bonds carried at an amortized cost of $767,239 and $721,350 were on deposit with regulatory authorities, respectively.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


      The total recorded investment in restructured bonds was $4,663 and $5,435 as of December 31, 2004 and 2003, respectively. The realized capital losses related to these bonds for the years ended December 31, 2004 and 2003 were $0 and $1,497, respectively. The Company does not have any contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.

   B.  Mortgage Loans, Including Mezzanine Real Estate Loans

      The maximum lending rate for commercial mortgage loans was 6.37% and 6.97% for 2004 and 2003, respectively. The minimum lending rate for commercial mortgage loans was 4.66% and 4.35% for 2004 and 2003, respectively. The maximum percentage of any one loan to the value of security at the time of the loan in 2004 and 2003, exclusive of insured or guaranteed mortgages or purchase money mortgages was 80% and 94%, respectively. During 2004, the Company reduced the interest rate on 2 loans by 1.84% -2.45% on investments totaling $16,306. During 2003, the Company reduced the interest rate on 2 loans by 3.05% -3.40% on investments totaling $24,480. The summary of mortgage loans activity is as follows:

                                                           2004    2003
                                                          ------- -------
       As of December 31, the Company held mortgages
         with interest more than 180 days past due with
         a recorded investment, excluding accrued
         interest........................................ $    -- $    --
       Total interest due on mortgages with interest
         more than 180 days past due.....................      --      --
       Taxes, assessments and any amounts advanced and
         not included in the mortgage loan total.........      --      --
       Book value of total impaired mortgage loans.......  36,289  26,730
       Book value of impaired loans non-admitted.........      --      --
                                                          ------- -------
          Total statement value of impaired loans........  36,289  26,730
       Average recorded investment in impaired loans.....  12,096   6,682
       Interest income recognized during the period the
         loans were impaired.............................   2,240     578
       Interest income recognized on a cash basis during
         the period the loans were impaired..............   2,072     464
       Allowance for credit losses
          Balance at the beginning of year...............      --      --
          Additions charged to operation.................      --      --
          Direct write-downs charged against the
            allowances...................................      --      --
          Recoveries of amounts previously charged off...      --      --
          Balance at the end of the year.................      --      --

      The total recorded investment in restructured loans was $37,082 and $25,373 as of December 31, 2004 and 2003, respectively. The realized capital losses related to these loans for the years ended December 31, 2004 and 2003 were $0 and $2,845, respectively. The Company does not have any contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


   C.  Equity Investments

      The cost and estimated market value in preferred and common stocks and gross unrealized gains and losses from those investments are as follows:

                                            December 31, 2004
                               -------------------------------------------
                                            Gross      Gross    Estimated
                                          Unrealized Unrealized  Market
                                  Cost      Gains      Losses     Value
                               ---------- ---------- ---------- ----------
     Preferred................ $      751  $    374   $    (73) $    1,052
     Unaffiliated common......  1,573,561   452,205    (84,170)  1,941,596
     Affiliated common........      3,500     4,260         --       7,760

                                            December 31, 2003
                               -------------------------------------------
                                            Gross      Gross    Estimated
                                          Unrealized Unrealized  Market
                                  Cost      Gains      Losses     Value
                               ---------- ---------- ---------- ----------
     Preferred................ $      751  $    234   $    (77) $      908
     Unaffiliated common......  1,468,570   320,155    (62,671)  1,726,054
     Affiliated common........      3,500     4,169         --       7,669

      Gross realized gains and losses, including other than temporary impairments, consist of the following for the years ended December 31:

                                               2004             2003
                                          --------------  ---------------
                                          Gains   Losses  Gains   Losses
                                          ------ -------  ------ --------
      Preferred.......................... $   -- $    --  $   -- $   (112)
      Unaffiliated common................  8,528  (5,081)  9,794  (28,776)

      There were no gross realized gains or losses on affiliated common stocks during 2004 and 2003.

   D.  Unrealized Losses

      In evaluating whether a decline in value is other than temporary, management considers several factors including, but not limited to, the following:

     . The Company's ability and intent to retain the security for a sufficient period of time for it to recover.

     .   The extent and duration of the decline in value.

     . The probability of collecting all cash flows according to contractual terms in effect at acquisition or restructuring.

     .   Relevant industry conditions and trends.

     . The financial condition and current and future business prospects of the issuer.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


   The unrealized losses based on estimated market values are shown below:

                                                              December 31, 2004
                                      ----------------------------------------------------------------
                                       Less Than 12 Months    12 Months or More           Total
                                      --------------------  --------------------  --------------------
                                                 Unrealized            Unrealized            Unrealized
                                      Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
                                      ---------- ---------- ---------- ---------- ---------- ----------
U.S. Governments..................... $2,802,500 $ (26,633)                       $2,802,500 $ (26,633)
All Other Governments................     10,570       (11)                           10,570       (11)
States, Territories and Possessions
 (Direct and Guaranteed).............      3,984      (126) $  225,493  $(10,365)    229,477   (10,491)
Political Subdivisions of States,
 Territories and Possessions
 (Direct and Guaranteed).............     32,004      (325)      1,012        (4)     33,016      (329)
Special Revenue & Special Assessment
 Obligations and all Non-Guaranteed
 Obligations of Agencies and
 Authorities of Governments and their
 Political Subdivisions..............    847,282   (11,365)    305,745   (12,723)  1,153,027   (24,088)
Public Utilities (Unaffiliated)......    193,189    (2,582)     33,477    (1,330)    226,666    (3,912)
Industrial & Miscellaneous
 (Unaffiliated)......................    546,867    (8,722)    222,281    (8,434)    769,148   (17,156)
                                      ---------- ---------  ----------  --------  ---------- ---------
    Subtotal, debt securities........ $4,436,396 $ (49,764) $  788,008  $(32,856) $5,224,404 $ (82,620)
Preferred Stock......................                              177       (73)        177       (73)
Common Unaffiliated Stock............    190,245   (23,734)    229,623   (60,436)    419,868   (84,170)
                                      ---------- ---------  ----------  --------  ---------- ---------
    Total temporarily impaired
     securities...................... $4,626,641 $ (73,498) $1,017,808  $(93,365) $5,644,449 $(166,863)
                                      ========== =========  ==========  ========  ========== =========

                                                              December 31, 2003
                                      ----------------------------------------------------------------
                                       Less Than 12 Months    12 Months or More           Total
                                      --------------------  --------------------  --------------------
                                                 Unrealized            Unrealized            Unrealized
                                      Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
                                      ---------- ---------- ---------- ---------- ---------- ----------
U.S. Governments..................... $1,967,704 $ (34,080) $       --  $     --  $1,967,704 $ (34,080)
All Other Governments................      3,381       (12)         --        --       3,381       (12)
States, Territories and Possessions
 (Direct and Guaranteed).............    228,561   (14,349)         --        --     228,561   (14,349)
Political Subdivisions of States,
 Territories and Possessions
 (Direct and Guaranteed).............     38,754      (194)         --        --      38,754      (194)
Special Revenue & Special Assessment
 Obligations and all Non-Guaranteed
 Obligations of Agencies and
 Authorities of Governments and their
 Political Subdivisions..............  1,474,155   (42,935)         --        --   1,474,155   (42,935)
Public Utilities (Unaffiliated)......    281,817    (3,915)     37,862    (1,013)    319,679    (4,928)
Industrial & Miscellaneous
 (Unaffiliated)......................    582,173   (20,437)     26,457    (1,046)    608,630   (21,483)
                                      ---------- ---------  ----------  --------  ---------- ---------
    Subtotal, debt securities........ $4,576,545 $(115,922) $   64,319  $ (2,059) $4,640,864 $(117,981)
Preferred Stock......................                              172       (77)        172       (77)
Common Unaffiliated Stock............    112,504   (14,516)    310,347   (48,155)    422,851   (62,671)
                                      ---------- ---------  ----------  --------  ---------- ---------
    Total temporarily impaired
     securities...................... $4,689,049 $(130,438) $  374,838  $(50,291) $5,063,887 $(180,729)
                                      ========== =========  ==========  ========  ========== =========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


   E.  Realized Capital Gains (Losses)

      The reconciliation of realized capital gains (losses) is as follow:

                                             December 31, 2004
                                   -------------------------------------
                                   Pre-Tax Gains  Capital  Post-Tax Gains
                                     (Losses)    Gains Tax    (Losses)
                                   ------------- --------- --------------
      Realized Capital Gains
        (Losses)..................    $55,471     $36,202     $ 19,269
      Less: IMR Capital Gains
        (Losses)..................     30,326      10,614       19,712
      Capital Gains (Losses) Net
        of IMR....................     25,145      25,588         (444)

                                             December 31, 2003
                                   -------------------------------------
                                   Pre-Tax Gains  Capital  Post-Tax Gains
                                     (Losses)    Gains Tax    (Losses)
                                   ------------- --------- --------------
      Realized Capital Gains
        (Losses)..................    $23,590     $16,809     $  6,781
      Less: IMR Capital Gains
        (Losses)..................     29,389      10,286       19,103
      Capital Gains (Losses) Net
        of IMR....................     (5,799)      6,523      (12,322)

   F.  Investment in Subsidiary

      SFALIC, a company authorized to sell life and health insurance, is an affiliate of the Company through direct 100% ownership. SFALIC has conducted no insurance business since its inception. A summary of its financial position as of December 31 and its operating results for the years ended December 31 are noted below:

                                                             2004   2003
                                                            ------ ------
      Admitted assets...................................... $7,781 $7,673
      Liabilities..........................................     22      4
      Capital and surplus..................................  7,760  7,669
      Net income...........................................     91     95

   G.  Net Investment Income

      The components of net investment income earned by type of investment for the years ended December 31, were as follows:

                                                     2004        2003
                                                  ----------  ----------
      Bonds...................................... $1,514,364  $1,538,217
      Mortgage loans, including mezzanine real
        estate loans.............................    332,290     315,627
      Premium notes, policy loans, and liens.....    179,868     178,853
      Cash and short-term investments............      6,137       7,749
      Unaffiliated common stocks.................     40,021      29,227
      Other......................................       (402)      2,057
                                                  ----------  ----------
         Gross investment income.................  2,072,278   2,071,730
      Investment expenses........................    (18,052)    (17,496)
      Depreciation...............................          0         (86)
                                                  ----------  ----------
         Net investment income................... $2,054,226  $2,054,148
                                                  ==========  ==========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


4.  Separate Accounts

   Information regarding the Separate Accounts of the Company as of December 31, 2004 and 2003 is as follows:

                                                                   2004
                                         --------------------------------------------------------
                                                  Nonindexed
                                                  Guarantee    Nonindexed  Nonguaranteed
                                                 Less Than or  Guarantee     Separate
                                         Indexed Equal to 4%  More than 4%   Accounts     Total
                                         ------- ------------ ------------ ------------- --------
Premiums, considerations or deposits for
  the year ended December 31............   $--       $--          $--        $177,542    $177,542
Reserves at December 31
  For accounts with assets at:
   Fair value...........................    --        --           --         992,693     992,693
   Amortized cost.......................    --        --                           --          --
                                           ---       ---          ---        --------    --------
       Total reserves...................   $--       $--          $--        $992,693    $992,693
                                           ---       ---          ---        --------    --------
Withdrawal characteristics:
   Subject to discretionary
     withdrawal.........................   $--       $--          $--        $     --    $     --
   With fair value adjustment...........    --        --           --              --          --
   At book value without fair value
     adjustment and with current
     surrender of 5% or more............    --        --           --              --          --
   At fair value........................    --        --           --         975,134     975,134
   At book value without fair value
     adjustment and with current
     surrender charge less than 5%......    --        --           --              --          --
                                           ---       ---          ---        --------    --------
       Subtotal.........................    --        --           --         975,134     975,134
                                           ---       ---          ---        --------    --------
Not subject to discretionary
  withdrawal............................    --        --           --          17,559      17,559
                                           ---       ---          ---        --------    --------
       Total............................   $--       $--          $--        $992,693    $992,693
                                           ===       ===          ===        ========    ========

   Reconciliation of net transfers to (from) separate accounts:

Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
   Transfers to separate accounts..................................................... $178,175
   Transfers from separate accounts...................................................  (88,152)
                                                                                       --------
   Net transfers to separate accounts.................................................   90,023
                                                                                       --------
Reconciling adjustments:
   Transfers on account of deposit-type contracts.....................................      (75)
                                                                                       --------
Transfers as reported in the Summary of Operations of the Life, Accident and Health
  Annual Statement.................................................................... $ 89,948
                                                                                       ========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


                                                               2003
                                     --------------------------------------------------------
                                       (1)       (2)          (3)           (4)        (5)
                                              Nonindexed
                                              Guarantee    Nonindexed  Nonguaranteed
                                             Less Than or  Guarantee     Separate
                                     Indexed Equal to 4%  More than 4%   Accounts     Total
                                     ------- ------------ ------------ ------------- --------
Premiums, considerations or deposits
  for the year ended December 31....   $--       $--          $--        $138,738    $138,738
Reserves at December 31
  For accounts with assets at:
   Fair value.......................    --        --           --         807,597     807,597
   Amortized cost...................    --        --                           --          --
                                       ---       ---          ---        --------    --------
       Total reserves...............   $--       $--          $--        $807,597    $807,597
                                       ---       ---          ---        --------    --------
Withdrawal characteristics:
   Subject to discretionary
     withdrawal.....................   $--       $--          $--        $     --    $     --
   With fair value adjustment.......    --        --           --              --          --
   At book value without fair value
     adjustment and with current
     surrender of 5% or more........    --        --           --              --          --
   At fair value....................    --        --           --         792,089     792,089
   At book value without fair value
     adjustment and with current
     surrender charge less than 5%..    --        --           --              --          --
                                       ---       ---          ---        --------    --------
       Subtotal.....................    --        --           --         792,089     792,089
                                       ---       ---          ---        --------    --------
Not subject to discretionary
  withdrawal........................    --        --           --          15,508      15,508
                                       ---       ---          ---        --------    --------
       Total........................   $--       $--          $--        $807,597    $807,597
                                       ===       ===          ===        ========    ========

   Reconciliation of net transfers to (from) separate accounts:

Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
   Transfers to separate accounts..................................................... $139,192
   Transfers from separate accounts...................................................  (86,059)
                                                                                       --------
   Net transfers to separate accounts.................................................   53,133
                                                                                       --------
Reconciling adjustments:
   Transfers on account of deposit-type contracts.....................................      (10)
                                                                                       --------
Transfers as reported in the Summary of Operations of the Life, Accident and Health
  Annual Statement.................................................................... $ 53,123
                                                                                       ========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


5.  Fair Value of Financial Instruments

   The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

   Bonds and Short-term Investments

      Fair values were determined by the Securities Valuation Office (SVO) of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.

   Mortgage Loans

      Fair values were estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

   Preferred Stocks and Unaffiliated Common Stocks

      Fair values were determined by the Securities Valuation Office (SVO) of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.

   Separate Accounts

      The fair value of the assets held in separate accounts and corresponding liabilities are estimated based on the fair value of the underlying assets.

   Cash and Cash Equivalents

      The carrying amount is a reasonable estimate of fair value.

   Structured Annuity Reserves and Other Similar Items

      Fair values were estimated by discounting future annuity payments at the interest rates in effect at year end for similar contracts.

   Deferred Annuity Reserves

      Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end, ignoring the affects of any market value adjustments.

   Advance Premiums

      Fair values were approximated by the amount available to the policyholder for the discounted value of premiums received in advance.

   Settlement Options Without Life Contingencies

      Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


   Policy Loans

      Policy loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for them.

      The estimated fair values and statement values of the Company's financial instruments as of December 31, were as follows:

                                                    2004                      2003
                                          ------------------------  ------------------------
                                                        Statement                 Statement
                                           Fair Value     Value      Fair Value     Value
                                          -----------  -----------  -----------  -----------
Financial assets:
   Bonds................................. $27,552,888  $26,094,440  $25,569,423  $23,921,168
   Mortgage loans........................   4,791,371    4,311,492    4,829,658    4,289,507
   Preferred stock.......................       1,052          751          908          751
   Unaffiliated common stock.............   1,941,596    1,941,596    1,726,054    1,726,054
   Cash..................................     (10,754)     (10,754)      (3,804)      (3,804)
   Cash equivalents......................     210,026      210,026      370,692      370,692
   Short-term investments................      36,338       36,338       26,628       26,628
   Separate accounts.....................   1,206,668    1,206,668      998,363      998,363
Financial liabilities:
   Structured annuity reserves and other
     similar items....................... $   527,899  $   479,027  $   524,113  $   472,942
   Deferred annuity reserves.............   3,691,084    3,728,172    3,496,157    3,531,212
   Advance premiums......................      61,082       61,356       54,522       54,820
   Settlement options without life
     contingencies.......................   1,574,262    1,574,262    1,394,955    1,394,955
   Separate accounts.....................   1,037,774    1,037,774      850,994      850,994

6.  Life Reserves

   A.  Life Contracts and Deposit-Type Contracts

      The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:

     Premium-paying Policies

        If the nonforfeiture values provided by such policies are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the mean reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.

     Paid-up Policies

        For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2004 and 2003, the Company had $48,817,467 and $45,608,821, respectively, of insurance in force for which the gross premiums are

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------

     less than the net premiums according to the standard valuation set by the state of Illinois. Reserves to cover the above insurance totaled the gross amount of $79,796 and $65,990 at December 31, 2004 and 2003, respectively. The insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.

      Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

   B. Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

      Annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2004 and 2003 are as follows:

                                                                                2004
                                                                       -----------------------
                                                                                   Percentage
                                                                         Amount     of Total
                                                                       ----------- -----------
Subject to discretionary withdrawal:
   With market value adjustment....................................... $    75,250         0.6
   At book value less surrender charge of 5% or more..................     520,616         4.4
   At fair value......................................................     760,181         6.3
                                                                       ----------- -----------
       Subtotal.......................................................   1,356,047        11.3
                                                                       ----------- -----------
   At book value without adjustment (minimum or no charge or
     adjustment)......................................................   9,320,327        78.1
Not subject to discretionary withdrawal...............................   1,263,818        10.6
                                                                       ----------- -----------
       Total (gross).................................................. $11,940,192       100.0
                                                                       =========== ===========
Reinsurance ceded.....................................................          --
                                                                       -----------
       Total (net)*................................................... $11,940,192
                                                                       ===========
As reported in the Life, and Accident and Health Annual Statement:
   Annuities, total (net).............................................             $ 4,475,862
   Supplementary contracts with life contingencies, total (net).......                  64,924
   Disability--active lives (net).....................................                     644
   Disability--disabled lives (net)...................................                   1,577
   Deposit-type contracts.............................................               6,636,795
                                                                                   -----------
       Subtotal.......................................................              11,179,802
                                                                                   -----------
As reported in the Separate Accounts Annual Statement:
   Annuities, total (net).............................................                 760,380
   Supplementary contracts, total.....................................                      --
   Policyholder dividend and coupon accumulations.....................                      --
   Policyholder premiums..............................................                      --
   Guaranteed interest contracts......................................                      --
   Other contract deposit funds.......................................                      10
                                                                                   -----------
       Subtotal.......................................................                 760,390
                                                                                   -----------
       Total annuity actuarial reserves and deposit-type contract
         liabilities..................................................             $11,940,192
                                                                                   ===========

--------
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


                                                                                2003
                                                                       -----------------------
                                                                                   Percentage
                                                                         Amount     of Total
                                                                       ----------- -----------
Subject to discretionary withdrawal:
   With fair value adjustment......................................... $    25,499         0.2
   At book value less surrender charge of 5% or more..................     454,231         4.1
   At fair value......................................................     627,877         5.6
                                                                       ----------- -----------
       Subtotal.......................................................   1,107,607         9.9
                                                                       ----------- -----------
   At book value without adjustment (minimal or no charge or
     adjustment)......................................................   8,839,525        79.1
Not subject to discretionary withdrawal...............................   1,234,067        11.0
                                                                       ----------- -----------
       Total (gross).................................................. $11,181,199       100.0
                                                                       =========== ===========
Reinsurance ceded.....................................................          --
                                                                       -----------
       Total (net)*................................................... $11,181,199
                                                                       ===========
As reported in the Life, and Accident and Health Annual Statement:
   Annuities, total (net).............................................             $ 4,221,718
   Supplementary contracts with life contingencies, total (net).......                  64,060
   Disability--active lives (net).....................................                     673
   Disability--disabled lives (net)...................................                   1,510
   Deposit-type contracts.............................................               6,265,347
                                                                                   -----------
       Subtotal.......................................................              10,553,308
                                                                                   -----------
As reported in the Separate Accounts Annual Statement:
   Annuities, total (net).............................................                 627,804
   Supplementary contracts, total.....................................                      --
   Policyholder dividend and coupon accumulations.....................                      --
   Policyholder premiums..............................................                      --
   Guaranteed interest contracts......................................                      --
   Other contract deposit funds.......................................                      87
                                                                                   -----------
       Subtotal.......................................................                 627,891
                                                                                   -----------
       Total annuity actuarial reserves and deposit-type contract
         liabilities..................................................             $11,181,199
                                                                                   ===========

--------
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


   C.  Premium and Annuity Considerations Deferred and Uncollected

      Deferred and uncollected life insurance premiums and annuity considerations are as follows, as of:

                                          December 31, 2004 December 31, 2003
                                          ----------------- -----------------
                                                   Net of            Net of
                                           Gross   Loading   Gross   Loading
                                          -------  -------  -------  -------
      Industrial......................... $    --  $    --  $    --  $    --
      Ordinary new business..............     497      275      528      317
      Ordinary renewal...................  82,425   66,285   85,701   69,086
      Annuity new business...............      --       --       --       --
      Annuity renewal....................       5        4        6        5
      Credit life........................     128      128      134      134
      Group life.........................   4,305    4,305    4,136    4,136
      Group annuity......................      --       --       --       --
                                          -------  -------  -------  -------
         Total........................... $87,360  $70,997  $90,505  $73,678
                                          =======  =======  =======  =======

7.  Federal Income Taxes

   The components of the net deferred tax assets (liabilities) at December 31, 2004 and 2003 are as follows:

                                                                    2004        2003
                                                                 ----------  ---------
Gross deferred tax assets (admitted and nonadmitted)............ $1,051,958  $ 988,731
Gross deferred tax liabilities..................................   (155,120)  (106,068)
                                                                 ----------  ---------
Net deferred tax assets (liabilities)...........................    896,838    882,663
Total deferred tax assets nonadmitted in accordance with SSAP 10    584,670    584,754
                                                                 ----------  ---------
Admitted deferred tax assets.................................... $  312,168  $ 297,909
                                                                 ==========  =========
Increase (decrease) in deferred tax assets nonadmitted.......... $      (84) $ (71,218)
                                                                 ==========  =========

   No deferred tax liability was established for the Phase III tax on the policyholder surplus account. The American Jobs Creation Act of 2004 suspended the tax for 2005 and 2006, providing companies the opportunity to distribute the account without being taxed. The balance of the policyholders surplus account as of December 31, 2004 and December 31, 2003 was $9,827.

   The components of incurred income tax expense are as follows:

                                                                      2004      2003
                                                                    --------  --------
Current income taxes incurred consist of the following major components:
   Current income tax expense...................................... $198,374  $158,478
   Foreign taxes and foreign tax credits...........................    1,295       178
   Adjustments to prior year taxes.................................   (3,403)    3,086
                                                                    --------  --------
       Current income taxes incurred...............................  196,266   161,742
   Tax on capital gains............................................   36,202    16,809
                                                                    --------  --------
       Total income taxes incurred................................. $232,468  $178,551
                                                                    ========  ========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


   The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and the deferred tax liabilities as of December 31, 2004 and 2003 are as follows:

                                                 2004        2003     Change
                                              ----------  ---------  --------
 DTAs Resulting from Book/Tax Differences in:
    Reserves................................. $  354,725  $ 335,900  $ 18,825
    Deferred acquisition costs...............    298,341    283,185    15,156
    Apportioned dividends....................    202,738    195,116     7,622
    Basis of bonds...........................      7,444     17,503   (10,059)
    Basis of stocks..........................     28,630     16,078    12,552
    Agent benefits...........................     92,159     81,084    11,075
    Employee benefits........................     60,798     52,779     8,019
    Other....................................      7,123      7,086        37
                                              ----------  ---------  --------
        Gross DTAs...........................  1,051,958    988,731    63,227
                                              ==========  =========  ========

 DTAs nonadmitted............................    584,670    584,754       (84)

 DTLs Resulting from Book/Tax Differences in:
    Unrealized capital gains.................   (120,311)   (70,331)  (49,980)
    Deferred Gains...........................     (6,461)         0    (6,461)
    Deferred premiums........................    (25,707)   (26,832)    1,125
    Partnership basis........................         --     (7,514)    7,514
    Other....................................     (2,641)    (1,391)   (1,250)
                                              ----------  ---------  --------
        Gross DTLs...........................   (155,120)  (106,068)  (49,052)
                                              ----------  ---------  --------

   The change in net deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the financial statements):

                                          December 31, December 31,
                                              2004         2003      Change
                                          ------------ ------------ --------
  Total deferred tax assets..............  $1,051,958    $988,731   $ 63,227
  Total deferred tax liabilities.........     155,120     106,068    (49,052)
                                           ----------    --------   --------
     Net deferred tax asset (liability)..     896,838     882,663     14,175
                                           ==========    ========
  Tax effect of unrealized gains (losses)                            (49,980)
                                                                    --------
     Change in net deferred income tax...                             64,155
                                                                    ========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


   The provision for federal and foreign income tax incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

                                                           Tax Effect Effective
                                                  Amount     at 35%   Tax Rate
                                                 --------  ---------- ---------
 Net gain from operations before dividends
   and federal income taxes..................... $434,498
 Realized capital gains.........................   55,471
                                                 --------
 Income before taxes............................ $489,969   $171,489    35.00%
 Dividends received deduction...................   (2,047)      (716)   -0.16%
 Dividends received deduction--Separate Accounts   (9,054)    (3,169)   -0.65%
 IMR amortization...............................  (19,916)    (6,971)   -1.42%
 Loss from foreign exchange.....................   (1,255)      (439)   -0.09%
 Non-deductible meals...........................    1,061        371     0.08%
 Foreign taxes..................................      102         36     0.01%
 Prior year adjustment..........................   23,451      8,208     1.68%
 Other..........................................   (1,414)      (495)   -0.10%
                                                 --------   --------   ------
    Total.......................................  480,897    168,314    34.35%
                                                 ========   ========   ======
 Federal income tax incurred....................             232,469    47.44%
 Change in net deferred income tax..............             (64,155)  -13.09%
                                                            --------   ------
    Total statutory income taxes................             168,314    34.35%
                                                            --------   ------

   As of December 31, 2004 and 2003, the Company had no operating loss carryforwards.

   The following are income taxes incurred in the current and prior years, which will be available for recoupment in the event of future net losses:

     2004........................................................ $235,747
     2003........................................................ $168,680
     2002........................................................ $212,259

   The examinations of the Company's federal income tax returns for years prior to 1988 and for 1991 through 1993 have been closed by the Internal Revenue Service. The returns for years 1988 through 1990 are open but have no issues that would have a material effect on surplus. The Internal Revenue Service has decided not to examine 1994 and 1995. Returns for 1996, 1997, 1998, 1999, 2000,
2001 and 2002 are currently under examination. The tax effect of the issues to which the Internal Revenue Service and the Company have agreed are properly accrued in the financial statements. At this time, there have been no other issues raised that would require adjustments which would have a material effect on surplus. The provision for federal income taxes is based on the Internal Revenue Code of 1986, as amended. Changes in prior year tax liability may result in reallocation of prior year tax.

8.  Other Postretirement Benefits

   The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


   As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years. The Company's share of the remaining transition obligation for these potential benefits was $23,292 and $24,082 at December 31, 2004 and 2003, respectively.

   The Company's share of the net post-career benefit cost for the years ended December 31, 2004 and 2003 were $30,813 and $29,133, respectively, and included paid benefits, the expected cost of the potential health care and life insurance benefit for newly eligible post-career associates, interest cost and amortization of the transition obligation.

   At December 31, 2004 and 2003, the Company's share of the unfunded post-career benefit obligation attributable to the potential health care and life insurance benefits for post-career associates was $158,230 and $134,857, respectively.

9.  Other Related Party Transactions

   The Company, SFMAIC, SFBFSB and SFLAAC are parties to a servicing agreement whereby SFBFSB may provide collection, reconciliation, and record keeping services for the other parties to the agreement in connection with interest earning accounts provided to certain payees of insurance policies.

   The Company, SFMAIC, SFIC and SFVPMC are parties to a servicing agreement whereby the Company, SFMAIC, and SFIC may provide certain services and office space to SFVPMC.

   The Company and SFALIC are parties to a servicing agreement whereby the Company may provide SFALIC certain services related to the general business of insurance.

   The Company, SFLAAC, and SFMAIC are parties to a servicing agreement whereby the Company may provide services and facilities to SFLAAC and SFMAIC.

   The Company, SFLAAC, and SFMAIC are parties to a servicing agreement whereby SFLAAC may provide services and facilities to the Company and SFMAIC.

   The Company, SFMAIC, SFIC, SFVPMC, and State Farm Mutual Fund Trust (SFMFT) are parties to a servicing agreement whereby the Company, SFMAIC and SFIC may provide certain services and SFMAIC may provide office space to SFVPMC, serving as principal underwriter to SFMFT pursuant to a Distribution Agreement.

   The Company, SFMAIC, SFFCC, SFLAAC, SFVPMC, SFIMC, SFISI, SFIS Canada, and IPSI are parties to a servicing agreement whereby SFMAIC may provide certain services and facilities to the Company, SFFCC, SFLAAC, SFVPMC, SFIMC, SFISI, SFIS Canada and IPSI.

   The Company, SFMAIC, SFIC, State Farm County Mutual Insurance Company of Texas (SFCMICT), SFFCC, SFGIC, SFL, SFFIC, SFLAAC, and SFISI are parties to an individual but identical trainee agents' compensation cost allocation agreements, whereby services are rendered by trainee agents who are employees of and recruited, trained, and supervised by either SFMAIC or SFIC.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


   The Company, SFLAAC, and SFBFSB are parties to an agreement whereby SFBFSB may provide and service loans to certain terminally ill insureds of the Company and SFLAAC.

   SFMAIC and some of its affiliates ("companies") purchased annuities from the Company to settle claims of which the claimant is the payee. The reserve value of annuities purchased from the Company is $568,527 and $559,820 at December 31, 2004 and December 31, 2003, respectively. Should the Company fail to perform under these contracts, the companies would remain contingently liable.

   In 2004 and 2003, the Company paid cash dividends of $480 to SFMAIC, which owns 100% of the Company.

   The Company reported $346,276 and $309,600 as a payable due to affiliates at December 31, 2004 and 2003, respectively. These balances primarily represent the sharing of certain administrative, occupancy and marketing expense, which are allocated between State Farm affiliates in accordance with company cost sharing agreements. The terms of the settlement require that these amounts are settled within 60 days. Such expenses allocated to the Company were $602,697 and $666,789 for the years ended December 31, 2004 and 2003, respectively.

   As of December 31, 2004 and 2003, the Company's federal income tax payable to affiliates was $60,610 and $55,391, respectively. The nature of the consolidated tax return, the method of allocation, and the settlement terms are highlighted in Note 2.

   The State Farm Liquidity Pool, LLC was created in 2001 as a means to more effectively manage short-term investments. The Company, SFMAIC, SFFCC, SFGIC, SFLAAC, SFALIC, SFL, SFFIC, and SFCMICT are active participants in the pool. At December 31, 2004 and 2003, SFIC was a non-participating member of the pool. The participants carry their interest in the pool at its underlying GAAP equity. The Company's interest in the pool is reported as a cash equivalent.

   The Company incurs lease costs for real estate, computer equipment, and other equipment primarily through the allocation of expenses from the parent, SFMAIC, in accordance with company cost sharing agreements. SFMAIC is the lessee on almost all lease agreements.

   Rental expense for real estate for 2004 and 2003 was $25,602 and $26,794, respectively. Rental expense for leased computer and other equipment for 2004 and 2003 was $6,831 and $6,066, respectively.

10.  Contingent Liabilities

   On August 28, 1998, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a class action lawsuit involving alleged misleading life insurance sales practices in connection with the Company's sale of traditional and universal life insurance policies in the United States from 1982 through 1997. The Company denies the allegations in this lawsuit but entered into a settlement in order to limit additional expense and burden upon operations. The proposed settlement received court approval in a fairness hearing concluded on February 11, 1999.

   The Summary of Operations reflects charges for legal and administrative expenses associated with the class action settlement. In addition, the Company has reflected charges for payments made or credited to current and former policyholders. Legal and administrative expenses of $6 were paid in 2004 and 2003. Settlement

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------

contribution amounts totaling $5,880 and $34,767 have been reflected in arriving at the amount of 2004 and 2003 net income, respectively. Because of administrative expenses and future settlement contribution amounts, the Company reflected in its liabilities as of December 31, 2004 and 2003, the amount of $0 and $7,670, respectively, as a general provision for additional future charges in connection with this class action lawsuit.

   The Company is subject to liabilities of a contingent nature which may arise from time to time. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment, which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

                      SUPPLEMENTAL FINANCIAL INFORMATION

                                    [GRAPHIC]

PRICEWATERHOUSECOOPERS
--------------------------------------------------------------------
                                         PricewaterhouseCoopers LLP
                                         One North Wacker
                                         Chicago IL 60606
                                         Telephone (312) 298 2000
                                         Facsimile (312) 298 2001

     Report of Independent Auditors on Supplemental Financial Information

To the Board of Directors of
State Farm Life Insurance Company:

   The report on our audit of the basic statutory basis financial statements (the financial statements) of State Farm Life Insurance Company (the Company) as of December 31, 2004 and for the year then ended is presented on page one of this document. That audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories of the Company as of December 31, 2004 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The effects on the Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2004 and for the year then ended. The Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

February 18, 2005

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities (amounts in thousands)
Schedule 1--Selected Financial Data
December 31, 2004
--------------------------------------------------------------------------------

   The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:
   U.S. government bonds............................................. $   342,283
   Other bonds (unaffiliated)........................................   1,172,081
   Preferred stock (unaffiliated)....................................          49
   Common stocks (unaffiliated)......................................      40,021
   Mortgage loans....................................................     332,290
   Real estate.......................................................         550
   Premium notes, policy loans and liens.............................     179,868
   Cash and short-term investments...................................       6,137
   Other invested assets.............................................      (1,001)
                                                                      -----------
       Gross investment income....................................... $ 2,072,278
                                                                      ===========
Real estate owned--book value less encumbrances...................... $        --
                                                                      ===========
Mortgage loans--book value:..........................................
   Residential mortgages............................................. $     1,929
   Commercial mortgages..............................................   4,309,563
                                                                      -----------
       Total mortgage loans.......................................... $ 4,311,492
                                                                      ===========
Mortgage loans by standing--book value:..............................
   Good standing..................................................... $ 4,274,410
                                                                      ===========
   Good standing with restructured terms............................. $    37,082
                                                                      ===========
   Overdue more than three months, not in foreclosure................ $        --
                                                                      ===========
   Foreclosure in process............................................ $        --
                                                                      ===========
Other long-term assets--statement value.............................. $     2,600
                                                                      ===========
Bonds and stocks of parents, subsidiaries and affiliates--book value:
   Common stocks..................................................... $     7,760
                                                                      ===========
Bonds and short-term investments by class and maturity:
Bonds by maturity--statement value:
   Due within one year or less....................................... $ 1,669,152
   Over 1 year through 5 years.......................................   6,259,384
   Over 5 years through 10 years.....................................  12,714,411
   Over 10 years through 20 years....................................   4,976,213
   Over 20 years.....................................................     511,618
                                                                      -----------
       Total by maturity............................................. $26,130,778
                                                                      ===========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities (amounts in thousands)
Schedule 1--Selected Financial Data, Continued
December 31, 2004
--------------------------------------------------------------------------------

Bonds by class--statement value:
   Class 1........................................................... $22,232,367
   Class 2...........................................................   3,402,396
   Class 3...........................................................     329,290
   Class 4...........................................................      81,631
   Class 5...........................................................      24,178
   Class 6...........................................................      60,916
                                                                      -----------
       Total by class................................................ $26,130,778
                                                                      ===========
       Total bonds and short-term investments publicly traded........ $23,408,822
                                                                      ===========
       Total bonds and short-term investments privately placed....... $ 2,721,956
                                                                      ===========
Preferred stocks--statement value.................................... $       751
                                                                      ===========
Common stocks--market value.......................................... $ 1,941,596
                                                                      ===========
Short-term investments--book value................................... $    36,338
                                                                      ===========
Cash on deposit...................................................... $   (10,754)
                                                                      ===========
Cash equivalents..................................................... $   210,026
                                                                      ===========
Life insurance in force (000):
   Ordinary.......................................................... $   534,079
                                                                      ===========
   Credit life....................................................... $       940
                                                                      ===========
   Group life........................................................ $    12,805
                                                                      ===========
Amount of accidental death insurance in force under ordinary policies $     7,364
                                                                      ===========
Amount of life insurance with disability provisions in force:........
   Ordinary.......................................................... $   341,490
                                                                      ===========
   Group life........................................................ $    12,923
                                                                      ===========
Supplementary contracts in force:
Ordinary--not involving life contingencies:
   Amount on deposit................................................. $ 1,080,082
                                                                      ===========
   Income payable.................................................... $     3,608
                                                                      ===========
Ordinary--involving life contingencies:
   Income payable.................................................... $     7,356
                                                                      ===========
Annuities:
Ordinary:
   Immediate--amount of income payable............................... $   167,159
                                                                      ===========
   Deferred--fully paid account balance.............................. $ 4,471,985
                                                                      ===========
   Deferred--not fully paid--account balance......................... $       649
                                                                      ===========
Deposit funds and dividend accumulations:
   Deposit funds--account balance.................................... $    77,847
                                                                      ===========
   Dividend accumulations--account balance........................... $ 4,502,787
                                                                      ===========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Summary Investment Schedule
December 31, 2004
--------------------------------------------------------------------------------


                                                                                      Gross Investment
                                                                                          Holdings
                                                                                 --------------------------
                                                                                     Amount      Percentage
                                                                                 --------------- ----------
 1. Bonds:
   1.1 U.S. treasury securities................................................. $ 5,693,855,300   16.074
   1.2 U.S. government agency obligations (excluding mortgage-backed securities):
      1.21 Issued by U.S. government agencies...................................     703,726,840    1.987
      1.22 Issued by U.S. government sponsored agencies.........................     761,743,087    2.150
   1.3 Foreign government (including Canada, excluding mortgage-
       backed securities).......................................................     595,851,091    1.682
   1.4 Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
      1.41 States, territories, and possessions and general obligations.........     345,710,412     .976
      1.42 Political subdivisions of states, territories and possessions and
           political subdivision general obligations............................     120,815,934     .341
      1.43 Revenue and assessment obligations...................................     217,361,383     .614
      1.44 Industrial development and similar obligations.......................              --       --
   1.5 Mortgage-backed securities (includes residential and commercial MBS):
      1.51 Pass-through securities:
         1.511 Issued or guaranteed by GNMA.....................................      41,679,468     .118
         1.512 Issued or guaranteed by FNMA and FHLMC...........................      20,507,497     .058
         1.513 All Other........................................................      27,747,972     .078
      1.52 CMOs and REMICs:
         1.521 Issued or guaranteed by GNMA, FNMA, FHLMC or VA..................   5,007,420,657   14.136
         1.522 Issued by non-U.S. Government Issuers and
               collateralized by mortgage backed securities issued or
               guaranteed by agencies shown in Line 1.521.......................              --       --
         1.523 All Other........................................................     633,286,030    1.788
 2. Other debt and other fixed income securities (excluding short-term):
   2.1 Unaffiliated domestic securities (includes credit tenant loans rated
       by the SVO)..............................................................  10,362,835,923   29.254
   2.2 Unaffiliated foreign securities..........................................   1,561,898,199    4.409
   2.3 Affiliated securities....................................................              --       --
 3. Equity interests:
   3.1 Investments in mutual funds..............................................              --       --
   3.2 Preferred stocks:
      3.21 Affiliated...........................................................              --       --
      3.22 Unaffiliated.........................................................         750,690     .002
   3.3 Publicly traded equity securities (excluding preferred stocks):
      3.31 Affiliated...........................................................              --       --
      3.32 Unaffiliated.........................................................   1,941,596,499    5.481
   3.4 Other equity securities:
      3.41 Affiliated...........................................................       7,759,818     .022
      3.42 Unaffiliated.........................................................              --       --
   3.5 Other equity interests including tangible personal property under leases:
      3.51 Affiliated...........................................................              --       --
      3.52 Unaffiliated.........................................................              --       --
 4. Mortgage loans:
   4.1 Construction and land development........................................              --       --
   4.2 Agricultural.............................................................              --       --
   4.3 Single family residential properties.....................................       1,929,040     .005
   4.4 Multifamily residential properties.......................................              --       --
   4.5 Commercial loans.........................................................   4,309,562,865   12.166
   4.6 Mezzanine real estate loans..............................................
 5. Real estate investments:
   5.1 Property occupied by company.............................................              --       --
   5.2 Property held for production of income (includes $         of
       property acquired in satisfaction of debt)...............................              --       --
   5.3 Property held for sale ($         including property acquired in
       satisfaction of debt)....................................................              --       --
 6. Policy loans................................................................   2,828,570,133    7.985
 7. Receivables for securities..................................................         932,117     .003
 8. Cash, cash equivalents and short-term investments...........................     235,610,025     .665
 9. Other invested assets.......................................................       2,600,115     .007
                                                                                 ---------------  -------
10. Total invested assets....................................................... $35,423,751,095  100.000
                                                                                 ===============  =======

                                                                                      Admitted Assets
                                                                                     as Reported in the
                                                                                      Annual Statement
                                                                                 --------------------------
                                                                                     Amount      Percentage
                                                                                 --------------- ----------
 1. Bonds:
   1.1 U.S. treasury securities................................................. $ 5,693,855,300   16.074
   1.2 U.S. government agency obligations (excluding mortgage-backed securities):
      1.21 Issued by U.S. government agencies...................................     703,726,840    1.987
      1.22 Issued by U.S. government sponsored agencies.........................     761,743,087    2.150
   1.3 Foreign government (including Canada, excluding mortgage-
       backed securities).......................................................     595,851,091    1.682
   1.4 Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
      1.41 States, territories, and possessions and general obligations.........     345,710,412     .976
      1.42 Political subdivisions of states, territories and possessions and
           political subdivision general obligations............................     120,815,934     .341
      1.43 Revenue and assessment obligations...................................     217,361,383     .614
      1.44 Industrial development and similar obligations.......................              --       --
   1.5 Mortgage-backed securities (includes residential and commercial MBS):
      1.51 Pass-through securities:
         1.511 Issued or guaranteed by GNMA.....................................      41,679,468     .118
         1.512 Issued or guaranteed by FNMA and FHLMC...........................      20,507,497     .058
         1.513 All Other........................................................      27,747,972     .078
      1.52 CMOs and REMICs:
         1.521 Issued or guaranteed by GNMA, FNMA, FHLMC or VA..................   5,007,420,657   14.136
         1.522 Issued by non-U.S. Government Issuers and
               collateralized by mortgage backed securities issued or
               guaranteed by agencies shown in Line 1.521.......................              --       --
         1.523 All Other........................................................     633,286,030    1.788
 2. Other debt and other fixed income securities (excluding short-term):
   2.1 Unaffiliated domestic securities (includes credit tenant loans rated
       by the SVO)..............................................................  10,362,835,923   29.254
   2.2 Unaffiliated foreign securities..........................................   1,561,898,199    4.409
   2.3 Affiliated securities....................................................              --       --
 3. Equity interests:
   3.1 Investments in mutual funds..............................................              --       --
   3.2 Preferred stocks:
      3.21 Affiliated...........................................................              --       --
      3.22 Unaffiliated.........................................................         750,690     .002
   3.3 Publicly traded equity securities (excluding preferred stocks):
      3.31 Affiliated...........................................................              --       --
      3.32 Unaffiliated.........................................................   1,941,596,499    5.481
   3.4 Other equity securities:
      3.41 Affiliated...........................................................       7,759,818     .022
      3.42 Unaffiliated.........................................................              --       --
   3.5 Other equity interests including tangible personal property under leases:
      3.51 Affiliated...........................................................              --       --
      3.52 Unaffiliated.........................................................              --       --
 4. Mortgage loans:
   4.1 Construction and land development........................................              --       --
   4.2 Agricultural.............................................................              --       --
   4.3 Single family residential properties.....................................       1,929,040     .005
   4.4 Multifamily residential properties.......................................              --       --
   4.5 Commercial loans.........................................................   4,309,562,865   12.166
   4.6 Mezzanine real estate loans..............................................
 5. Real estate investments:
   5.1 Property occupied by company.............................................              --       --
   5.2 Property held for production of income (includes $         of
       property acquired in satisfaction of debt)...............................              --       --
   5.3 Property held for sale ($         including property acquired in
       satisfaction of debt)....................................................              --       --
 6. Policy loans................................................................   2,828,570,133    7.985
 7. Receivables for securities..................................................         932,117     .003
 8. Cash, cash equivalents and short-term investments...........................     235,610,025     .665
 9. Other invested assets.......................................................       2,600,115     .007
                                                                                 ---------------  -------
10. Total invested assets....................................................... $35,423,751,095  100.000
                                                                                 ===============  =======

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories
December 31, 2004
--------------------------------------------------------------------------------

   Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1 through 4, 11, 13 through 17, 19 and if applicable, 20 through 24. Answer each of interrogatories 5 through 10 only if the reporting entity's aggregate holding in the gross investment category addressed in interrogatory 4 equals or exceeds 2.5% of the reporting entity's total admitted assets. Answer interrogatory 12 only if the reporting entity's aggregate holding in the gross investment category addressed in interrogatory 11 equals or exceeds 2.5% of the reporting entity's total admitted assets. Answer interrogatory 18 only if the reporting entity's aggregate holding in the gross investment category addressed in interrogatory 17 equals or exceeds 2.5% of the reporting entity's total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

   Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement.
                                                                $36,294,414,592

2.  Ten largest exposures to a single issuer/borrower/investment.

                1                         2                 3              4
                                                                      Percentage
                                                                       of Total
              Issuer           Description of Exposure    Amount    Admitted Assets
     ------------------------- ----------------------- ------------ ---------------
2.01 CANADA GOVERNMENT OF.....   Bonds                 $239,749,186      0.7%
2.02 IL ST OF.................   Bonds                  232,503,859      0.6%
2.03 STATE FARM LIQUIDITY
       POOL LLC...............   Cash                   207,635,299      0.6%
2.04 BURLINGTON NORTHERN
       SANTA FE...............   Bonds                  185,042,370      0.5%
2.05 PPG INDUSTRIES INC.......   Bonds, Common Stock    149,928,365      0.4%
2.06 FORD MOTOR CREDIT COMPANY   Bonds                  144,782,940      0.4%
2.07 PROCTER & GAMBLE CO......   Bonds, Common Stock    136,289,053      0.4%
2.08 MCDONALDS CORP...........   Bonds, Common Stock    135,330,500      0.4%
2.09 ARCHER DNLS MIDLD CO.....   Bonds, Common Stock    126,125,404      0.3%
2.10 WAL-MART STORES..........   Bonds, Common Stock    124,891,262      0.3%

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

                                                          Preferred
              Bonds                   1          2         Stocks      3      4
     ------------------------  --------------- -----      --------- -------- ----
3.01          NAIC-1           $22,232,367,163 61.3% 3.07  P/RP-1   $      0 0.0%
3.02          NAIC-2             3,402,396,288  9.4% 3.08  P/RP-2    376,250 0.0%
3.03          NAIC-3               329,290,256  0.9% 3.09  P/RP-3    374,440 0.0%
3.04          NAIC-4                81,630,694  0.2% 3.10  P/RP-4          0 0.0%
3.05          NAIC-5                24,177,382  0.1% 3.11  P/RP-5          0 0.0%
3.06          NAIC-6                60,915,721  0.2% 3.12  P/RP-6          0 0.0%

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued
December 31, 2004
--------------------------------------------------------------------------------


4.  Assets held in foreign investments:

    4.01 Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?
                                                                Yes [_]  No [X]

     4.02 Total admitted assets held in foreign
            investments................................ $1,376,211,860 3.8%
     4.03 Foreign-currency-denominated investments..... $            0 0.0%
     4.04 Insurance liabilities denominated in that
            same foreign currency...................... $            0 0.0%

    If response to 4.01 above is yes, responses are not required for interrogatories 5-10

5.  Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                              1         2
                                                        -------------- ----
     5.01 Countries rated NAIC-1....................... $1,374,471,261 3.8%
     5.02 Countries rated NAIC-2....................... $            0 0.0%
     5.03 Countries rated NAIC-3 or below.............. $    1,740,599 0.0%

6. Two largest foreign investment exposures in a single country, categorized by NAIC sovereign rating:

                                                              1         2
                                                        -------------- ----
          Countries rated NAIC-1:
     6.01 Country: Great Britain....................... $  464,345,599 1.3%
     6.02 Country: Germany............................. $  368,606,273 1.0%
          Countries rated NAIC-2:
     6.03 Country:..................................... $            0 0.0%
     6.04 Country:..................................... $            0 0.0%
          Countries rated NAIC-3 or below:
     6.05 Country: Panama.............................. $    1,740,599 0.0%
     6.06 Country:..................................... $            0 0.0%

7.  Aggregate unhedged foreign currency exposure

                                                             1        2
                                                       ------------- ----
                                                       $           0 0.0%

8. Aggregate unhedged foreign currency exposure categorized by the country's NAIC sovereign rating:

                                                              1        2
                                                        ------------- ----
     8.01 Countries rated NAIC-1....................... $           0 0.0%
     8.02 Countries rated NAIC-2....................... $           0 0.0%
     8.03 Countries rated NAIC-3 or below.............. $           0 0.0%

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued
December 31, 2004
--------------------------------------------------------------------------------


9. Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

    Countries rated NAIC-1:

                                                              1        2
                                                        ------------- ----
     9.01 Country: Great Britain....................... $           0 0.0%
     9.02 Country: Japan............................... $           0 0.0%
          Countries rated NAIC-2:
     9.03 Country:..................................... $           0 0.0%
     9.04 Country:..................................... $           0 0.0%
          Countries rate NAIC-3 or below:
     9.05 Country:..................................... $           0 0.0%
     9.06 Country:..................................... $           0 0.0%

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

                          1                     2            3         4
                       Issuer              NAIC Rating
            -----------------------------  ----------- -------------- ----
      10.01 DAIML Bond 2..................             $   89,823,949 0.2%
      10.02 VODA Bond 1/Common stock......             $   58,795,489 0.2%
      10.03 ATLAN Bond 1..................             $   54,213,311 0.1%
      10.04 CRH A Bond 2..................             $   51,955,439 0.1%
      10.05 DEUTS Bond 2..................             $   48,665,588 0.1%
      10.06 ASTRA Bond 1/Common stock.....             $   44,071,458 0.1%
      10.07 GLAX Bond 1...................             $   41,203,130 0.1%
      10.08 HOLCI Bond 2..................             $   40,000,000 0.1%
      10.09 VW CR Bond 1..................             $   39,000,000 0.1%
      10.10 CADB Bond 2...................             $   37,846,773 0.1%

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

    11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?
                                                                Yes [_]  No [X]
    If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11.

                                                              1         2
                                                        -------------- ----
    11.02 Total admitted assets held in Canadian
            Investments................................ $1,060,887,655 2.9%
    11.03 Canadian-currency-denominated investments....    791,564,953 2.2%
    11.04 Canadian-denominated insurance liabilities...    708,619,698 2.0%
    11.05 Unhedged Canadian currency exposure..........    791,564,953 2.2%

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued
December 31, 2004
--------------------------------------------------------------------------------


12. Report aggregate amounts and percentages of reporting entity's total admitted assets held in investments with contractual sales restrictions.

    12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?
                                                      Yes [X]  No [_]
    If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12

13. Amounts and percentages of admitted assets held in the largest 10 equity interests:

    13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?
                                                                Yes [_]  No [X]
    If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13

                                 1                             2       3
                           Name of Issuer
            --------------------------------------------  ----------- ----
      13.02 EXXON MOBIL CORP............................. $83,398,277 0.2%
      13.03 GEN ELEC CO..................................  77,060,990 0.2%
      13.04 JOHNSON & JOHNSON............................  67,452,878 0.2%
      13.05 MICROSOFT CORP...............................  56,025,561 0.2%
      13.06 WAL-MART STORES..............................  55,938,493 0.2%
      13.07 IBM CORP.....................................  46,615,032 0.1%
      13.08 POGO PRODUCING CO............................  46,442,073 0.1%
      13.09 CITIGROUP INC................................  46,222,880 0.1%
      13.10 PFIZER INC...................................  40,893,774 0.1%
      13.11 INTEL CORP...................................  39,994,140 0.1%

14 Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

    14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [_] If response to 14.01 above is yes, responses are not required for the remainder of Interrogatory 14.

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

    15.01  Are assets held in general partnership interests less than 2.5% of
    the reporting entity's total admitted assets?               Yes [X]  No [_]
    If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

    16.01  Are mortgage loans reported in Schedule B less than 2.5% of the
    report?                                                     Yes [_]  No [X]
    If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued
December 31, 2004
--------------------------------------------------------------------------------


                                 1                               2       3
           Type (Residential, Commercial, Agricultural)
         -------------------------------------------------  ----------- ----
   16.02 Commercial........................................ $38,893,189 0.1%
   16.03 Commercial........................................  38,831,129 0.1%
   16.04 Commercial........................................  34,500,000 0.1%
   16.05 Commercial........................................  34,125,000 0.1%
   16.06 Commercial........................................  29,965,653 0.1%
   16.07 Commercial........................................  29,727,570 0.1%
   16.08 Commercial........................................  29,325,840 0.1%
   16.09 Commercial........................................  28,883,850 0.1%
   16.10 Commercial........................................  28,005,161 0.1%
   16.11 Commercial........................................  26,935,997 0.1%

    Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                                 Residential       Commercial      Agricultural
             Loan-to-Value         1       2         3         4   #       6
          -------------------  ---------- ---- -------------- ----  --     ----
    17.01 Above 95%........... $        0 0.0% $   24,480,000 0.1% $0     0.0%
    17.02 91% to 95%.......... $        0 0.0% $   23,415,402 0.1% $0     0.0%
    17.03 81% to 90%.......... $        0 0.0% $   32,418,343 0.1% $0     0.0%
    17.04 71% to 80%.......... $        0 0.0% $1,475,648,511 4.1% $0     0.0%
    17.05 Below 70%........... $1,929,040 0.0% $2,753,600,605 7.6% $0     0.0%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

    18.01 Are assets held in real estate reported in Schedule A, excluding property occupied by the company, less than 2.5% of the reporting entity's
    total admitted assets?                                      Yes [X]  No [_]
    If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

19. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

                                                       At End of
                                                      Each Quarter
                            At Year-End  1st Qtr        2nd Qtr        3rd Qtr
                              1      2      3              4              5
      -------------------  -------- ---- -------- -------------------- --------
19.01 Securities lending.. $      0 0.0% $      0 $                  0 $      0
19.02 Repurchase
       agreements......... $      0 0.0% $      0 $                  0 $      0
19.03 Reverse repurchase
       agreements......... $      0 0.0% $      0 $                  0 $      0
19.04 Dollar repurchase
       agreements......... $      0 0.0% $      0 $                  0 $      0
19.05 Dollar reverse
       repurchase.........
      agreements.......... $      0 0.0% $      0 $                  0 $      0

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued
December 31, 2004
--------------------------------------------------------------------------------


20. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:


                                                             Owned   Written
                                                            -------  -------
   20.02 Income generation................................. $0  0.0% $0  0.0%
   20.03 Other............................................. $0  0.0% $0  0.0%

21. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

                                                        At End of
                                                       Each Quarter
                               At Year-End   1st Qtr     2nd Qtr    3rd Qtr
                                 1      2       3           4          5
                              -------- ---- ---------- ------------ --------
   21.01 Hedging............. $      0 0.0% $1,380,935  $        0  $      0
   21.02 Income generation... $      0 0.0% $        0  $        0  $      0
   21.03 Replications........ $      0 0.0% $        0  $        0  $      0
   21.04 Other............... $      0 0.0% $        0  $        0  $      0

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

                                                       At End of
                                                      Each Quarter
                                At Year-End  1st Qtr    2nd Qtr    3rd Qtr
                                  1      2      3          4          5
                               -------- ---- -------- ------------ --------
    22.01 Hedging............. $      0 0.0% $      0  $        0  $      0
    22.02 Income generation... $      0 0.0% $      0  $        0  $      0
    22.03 Replications........ $      0 0.0% $      0  $        0  $      0
    22.04 Other............... $      0 0.0% $      0  $        0  $      0

State Farm Life Insurance Company
Variable Annuity Separate Account

Report on Audits of Financial Statements

As of December 31, 2004 and for the
two years ended December 31, 2004

State Farm Life Insurance Company
Variable Annuity Separate Account

Index
--------------------------------------------------------------------------------

                                                                                     Page(s)
                                                                                     --------
Report of Independent Auditors......................................................      F-1

Financial Statements:

   Statement of Assets and Contract Owners' Equity and Surplus, December 31, 2004...      F-2

   Statement of Operations for the year ended December 31, 2004.....................      F-3

   Statements of Changes in Contract Owners' Equity and Surplus for the years ended
     December 31, 2004 and 2003.....................................................  F-4-F-5

Notes to Financial Statements....................................................... F-6-F-11

                                    [GRAPHIC]

PRICEWATERHOUSECOOPERS
--------------------------------------------------------------------
                                         PricewaterhouseCoopers LLP
                                         One North Wacker
                                         Chicago IL 60606
                                         Telephone (312) 298 2000
                                         Facsimile (312) 298 2001


            Report of Independent Registered Public Accounting Firm


To the Board of Directors of State Farm Life Insurance
Company and Contract Owners of the State Farm Life
Insurance Company Variable Annuity Separate Account:

   In our opinion, the accompanying statements of assets and contract owners' equity and surplus and the related statements of operations and changes in contract owners' equity and surplus present fairly, in all material respects, the financial position of the funds of the State Farm Life Insurance Company Variable Annuity Separate Account (which includes the Large Cap Equity Index Fund, Small Cap Equity Index Fund, Bond Fund, Money Market Fund, International Equity Index Fund, and the Stock and Bond Balanced Fund thereof) at December 31, 2004, and the results of each of their operations for the year then ended, and the changes in each of their contract owners' equity and surplus for each of the two years in the period ended December 31, 2004, in conformity with accounting standards generally accepted in the United States of America. These financial statements are the responsibility of State Farm Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned as of December 31, 2004 with the State Farm Variable Product Trust, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

February 18, 2005

State Farm Life Insurance Company
Variable Annuity Separate Account

Statement of Assets and Contract Owners' Equity and Surplus
December 31, 2004
--------------------------------------------------------------------------------

                                   ASSETS

Investments at market value:
   State Farm Variable Product Trust Funds:
       Large Cap Equity Index Fund, 25,190,134 shares (cost $314,681,368)......... $308,831,048
       Small Cap Equity Index Fund, 14,315,503 shares (cost $141,080,334).........  176,223,837
       Bond Fund, 10,735,141 shares (cost $107,277,773)...........................  110,249,895
       Money Market Fund, 42,189,270 shares (cost $42,189,270)....................   42,189,270
       International Equity Index Fund, 13,148,325 shares (cost $146,806,531).....  161,461,433
       Stock and Bond Balanced Fund, 5,460,136 shares (cost $62,153,165)..........   64,811,814
                                                                                   ------------
          Total investments.......................................................  863,767,297
                                                                                   ------------
          Total assets............................................................ $863,767,297
                                                                                   ============

                     CONTRACT OWNERS' EQUITY AND SURPLUS

Contract owners' equity and surplus:
   Contract owners' equity........................................................ $779,320,255
   Surplus contributed............................................................   84,447,042
                                                                                   ------------
          Total contract owners' equity and surplus............................... $863,767,297
                                                                                   ============

   The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company
Variable Annuity Separate Account

Statement of Operations
For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

                                                    Large Cap    Small Cap                                         Stock and
                                                     Equity       Equity                   Money    International    Bond
                                                      Index        Index         Bond      Market   Equity Index   Balanced
                                                      Fund         Fund          Fund       Fund        Fund         Fund
                                                   -----------  -----------  -----------  --------  ------------- ----------
Investment income:
   Dividend income................................ $ 4,692,906  $ 5,680,793  $ 4,490,521  $360,414   $ 3,106,161  $1,253,422
Expenses:
   Mortality and expense risk charges.............   3,036,627    1,513,339    1,146,317   406,542     1,227,087     681,542
                                                   -----------  -----------  -----------  --------   -----------  ----------
Net investment income (loss)......................   1,656,279    4,167,454    3,344,204   (46,128)    1,879,074     571,880
                                                   -----------  -----------  -----------  --------   -----------  ----------
Realized loss on investments......................    (902,155)    (108,899)     (60,237)       --      (451,110)   (170,314)
Change in unrealized appreciation
 (depreciation), net..............................  24,864,316   20,735,580   (1,873,920)       --    23,127,931   3,198,661
                                                   -----------  -----------  -----------  --------   -----------  ----------
Net realized and unrealized gain (loss) on
 investments......................................  23,962,161   20,626,681   (1,934,157)       --    22,676,821   3,028,347
                                                   -----------  -----------  -----------  --------   -----------  ----------
Net increase (decrease) in contract owners' equity
 and surplus from operations...................... $25,618,440  $24,794,135  $ 1,410,047  $(46,128)  $24,555,895  $3,600,227
                                                   ===========  ===========  ===========  ========   ===========  ==========


   The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company
Variable Annuity Separate Account

Statement of Changes in Contract Owners' Equity and Surplus
For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

                                                                                                                 Stock and
                                            Large Cap     Small Cap                     Money     International    Bond
                                              Equity        Equity                      Market    Equity Index   Balanced
                                            Index Fund    Index Fund     Bond Fund       Fund         Fund         Fund
                                           ------------  ------------  ------------  -----------  ------------- -----------
Operations:
   Net investment income (loss)........... $  1,656,279  $  4,167,454  $  3,344,204  $   (46,128) $  1,879,074  $   571,880
                                           ------------  ------------  ------------  -----------  ------------  -----------
   Realized loss on investments...........     (902,155)     (108,899)      (60,237)          --      (451,110)    (170,314)
   Change in unrealized appreciation
    (depreciation), net...................   24,864,316    20,735,580    (1,873,920)          --    23,127,931    3,198,661
                                           ------------  ------------  ------------  -----------  ------------  -----------
   Net realized and unrealized gain
    (loss) on investments.................   23,962,161    20,626,681    (1,934,157)          --    22,676,821    3,028,347
                                           ------------  ------------  ------------  -----------  ------------  -----------
   Net increase (decrease) in contract
    owners' equity and surplus from
    operations............................   25,618,440    24,794,135     1,410,047      (46,128)   24,555,895    3,600,227
                                           ------------  ------------  ------------  -----------  ------------  -----------
Contract owners' equity transactions:
   Proceeds from units purchased..........   48,416,445    18,918,633    16,156,403    7,630,906    14,408,494    9,470,056
   Transfers (net) including transfers
    from or (to) fixed account............    2,908,527       782,773    (4,144,103)  (4,355,515)     (495,768)     797,047
   Payments for surrenders and other
    redemptions...........................  (16,388,617)   (8,363,424)   (7,813,008)  (3,232,941)   (7,222,810)  (3,463,148)
                                           ------------  ------------  ------------  -----------  ------------  -----------
   Net increase (decrease) in contract
    owners' equity derived from
    contract owners' equity
    transactions..........................   34,936,355    11,337,982     4,199,292       42,450     6,689,916    6,803,955
                                           ------------  ------------  ------------  -----------  ------------  -----------
   Total increase (decrease) in contract
    owners' equity and surplus............   60,554,795    36,132,117     5,609,339       (3,678)   31,245,811   10,404,182
                                           ------------  ------------  ------------  -----------  ------------  -----------
Contract owners' equity and surplus:
   Beginning of year......................  248,276,253   140,091,720   104,640,556   42,192,948   130,215,622   54,407,632
                                           ------------  ------------  ------------  -----------  ------------  -----------
   End of year............................ $308,831,048  $176,223,837  $110,249,895  $42,189,270  $161,461,433  $64,811,814
                                           ============  ============  ============  ===========  ============  ===========


   The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company
Variable Annuity Separate Account

Statement of Changes in Contract Owners' Equity and Surplus, Continued
For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                                                                                                    Stock and
                                               Large Cap     Small Cap                     Money     International    Bond
                                                 Equity        Equity                      Market    Equity Index   Balanced
                                               Index Fund    Index Fund     Bond Fund       Fund         Fund         Fund
                                              ------------  ------------  ------------  -----------  ------------- -----------
Operations:
   Net investment income (loss).............. $    720,787  $   (366,484) $  3,446,077  $  (139,121) $  1,279,289  $   850,826
                                              ------------  ------------  ------------  -----------  ------------  -----------
   Realized loss on investments..............   (2,427,118)   (1,056,398)      (70,561)          --    (2,209,368)    (616,857)
   Change in unrealized (depreciation)
    appreciation, net........................   52,180,065    43,136,607      (378,009)          --    35,634,835    7,376,304
                                              ------------  ------------  ------------  -----------  ------------  -----------
   Net realized and unrealized (loss)
    gain on investments......................   49,752,947    42,080,209      (448,570)          --    33,425,467    6,759,447
                                              ------------  ------------  ------------  -----------  ------------  -----------
   Net (decrease) increase in contract
    owners' equity and surplus from
    operations...............................   50,473,734    41,713,725     2,997,507     (139,121)   34,704,756    7,610,273
                                              ------------  ------------  ------------  -----------  ------------  -----------
Contract owners' equity transactions:
   Proceeds from units purchased.............   33,597,958    13,524,901    14,369,697    6,404,966    10,140,599    7,196,837
   Transfers (net) including transfers (to)
    or from fixed account....................    2,565,658     1,202,861    (3,049,973)  (4,166,446)   (1,936,327)     155,502
   Payments for surrenders and other
    redemptions..............................  (16,537,239)   (7,672,445)   (8,719,506)  (3,841,919)   (7,275,447)  (3,874,730)
   Net increase in contract owners'
    equity derived from contract
    owners' equity transactions..............   19,626,377     7,055,317     2,600,218   (1,603,399)      928,825    3,477,609
                                              ------------  ------------  ------------  -----------  ------------  -----------
      Total (decrease) increase in
       contract owners' equity and
       surplus...............................   70,100,111    48,769,042     5,597,725   (1,742,520)   35,633,581   11,087,882
                                              ------------  ------------  ------------  -----------  ------------  -----------
Contract owners' equity and surplus:
   Beginning of year.........................  178,176,142    91,322,678    99,042,831   43,935,468    94,582,041   43,319,750
                                              ------------  ------------  ------------  -----------  ------------  -----------
   End of year............................... $248,276,253  $140,091,720  $104,640,556  $42,192,948  $130,215,622  $54,407,632
                                              ============  ============  ============  ===========  ============  ===========


   The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company
Variable Annuity Separate Account

Notes to Financial Statements
--------------------------------------------------------------------------------

1.  General Information

   Organization

      The State Farm Life Insurance Company Variable Annuity Separate Account (the "Separate Account") is a segregated investment account of the State Farm Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 as amended. The Separate Account was established by the Company on December 9, 1996. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected. The Company sells a variable annuity insurance product, which has unique combinations of features and fees that are charged against the contract owners' account balances.

   Sponsor Transactions

      As an investor in the Separate Account, the Company shares in the investment performance of the funds held by the Separate Account in relation to the portion of its ownership of fund shares, which shares are subject to the same valuation procedures as the contract owners' shares. The market value of the Company's investment in the Separate Account as surplus contributed was $84,447,041 and $73,684,307 at December 31, 2004 and 2003,
   respectively.

2.  Significant Accounting Policies

   Valuation of Investments

      The assets of the Separate Account are invested in one or more of the funds of the State Farm Variable Product Trust (the "Trust") at the fund's net asset value, which are based on the daily closing market value prices of the underlying securities, in accordance with the selection made by the contract owners.

   Security Transactions and Investment Income

      Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the fund as of the beginning of the valuation date.

   Accumulation Unit Valuation

      On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM central time or the close of the Exchange by dividing the contract owners' share of the value of each fund's investments and other assets, less liabilities, by the number of contract owners' accumulation units outstanding in the respective fund.

   Federal Income Taxes

      The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "IRC"). The operations of the Separate Account are part of the total operations of the Company and are not taxed as a separate entity.

State Farm Life Insurance Company
Variable Annuity Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

      Under the IRC, net investment income (loss) and realized gains (losses) are retained in the Separate Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

   Estimates

      The preparation of financial statements in conformity with public company accounting oversight board standards accepted in the United States of America requires management to make estimates and assumptions that could affect the amounts reported therein, as well as the disclosure of any contingent assets and liabilities. As a result, actual results could differ from the estimates reported in the accompanying financial statements.

3.  Expenses and Related Party Transactions

      A mortality and expense risk charge, which includes a death benefit guarantee risk charge, is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 1.15% of the daily net asset value of the contract owners' portion of assets in the Separate Account. The charge may be adjusted after contract issue, but is guaranteed not to exceed 1.25% of net assets. The death benefit guarantee risk charge covers the risk that the death benefit as defined will be greater than the Accumulation Value. This could result from a decline in the value of the subaccounts due to market performance. Although periodic retirement payments to contract owners vary according to the investment performance of the fund, such payments are not affected by the expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts. The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Total net assets allocated to the annuitized contracts was $109,825 as of December 31, 2004. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets. The disbursements for mortality and expense risk charges amounted to $8,011,454 and $6,334,183 during 2004 and 2003, respectively.

      A $30 administrative fee is deducted from the contract accumulation value upon each contract anniversary, full surrender of the contract if not surrendered on the anniversary, or the annuity date, as defined, if that date is not on the contract anniversary. The administrative fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract. Total administrative fees earned by the Company were $2,417,415 and $2,541,714 during 2004 and 2003, respectively. These deductions are included in the line item labeled "Payments for surrenders and other redemptions" in the Statements of Changes in Contract Owners' Equity and Surplus.

      A surrender charge may be deducted in the event of a withdrawal or surrender to reimburse the Company for expenses incurred in connection with issuing a contract. The full surrender charge will be reduced during the first seven contract years until it reaches zero in the eighth contract year. Total surrender charges were $1,179,085 and $1,217,696 during 2004 and 2003, respectively. These charges are included in the line item labeled "Payments for surrenders and other redemptions" in the Statements of Changes in Contract Owners' Equity and Surplus.

      The Company reserves the right to deduct a $25 transfer processing fee for each transfer in excess of 12 during a policy year.

State Farm Life Insurance Company
Variable Annuity Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

4.  Contingent Liabilities

   If the assets of any fund exceed required reserves and other liabilities, the Company may transfer such excess to its general account.

5.  Changes in Units Outstanding

   The changes in units outstanding for the year ended December 31, 2004 are as follows:

                                              December 31, 2004
                                       --------------------------------
                                        Units     Units    Net Increase
        Fund                            Issued   Redeemed   (Decrease)
        ----                           --------- --------- ------------
        Large Cap Equity Index........ 5,353,881 2,245,287  3,108,594
        Small Cap Equity Index........ 2,004,026 1,134,351    869,675
        Bond.......................... 1,633,701 1,322,671    311,030
        Money Market.................. 1,040,781 1,036,908      3,873
        International Equity Index.... 1,670,607 1,049,168    621,439
        Stock and Bond Balanced....... 1,129,723   567,590    562,133

6.  Purchases and Sales

   Purchases and sales of Trust's shares by the Separate Account for the years ended December 31, 2004 and 2003, by each Fund are shown below:

                                         2004                    2003
                                ----------------------- -----------------------
                                 Purchases     Sales     Purchases     Sales
                                ----------- ----------- ----------- -----------
 Large Cap Equity Index........ $42,554,712 $ 2,982,295 $21,161,389 $ 3,794,008
 Small Cap Equity Index........  18,783,254   2,567,753   8,493,273   2,514,504
 Bond..........................  11,826,346   4,282,850  12,824,009   6,777,715
 Money Market..................   5,366,250   5,369,927   4,786,484   6,529,004
 International Equity Index....  10,176,424   1,607,435   5,278,154   3,070,040
 Stock and Bond Balanced.......   9,297,104   1,921,271   6,957,869   2,629,433
                                ----------- ----------- ----------- -----------
    Total...................... $98,004,090 $18,731,531 $59,501,178 $25,314,704
                                =========== =========== =========== ===========

State Farm Life Insurance Company
Variable Annuity Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

7.  Contract Owners' Equity and Surplus

   Contract owners' equity and surplus are represented by accumulation units in the related Separate Account as well as the value of the fund shares owned by the Company.

   At December 31, 2004 and 2003, the contract owners' equity and surplus are represented by the following accumulation units and accumulation unit values and surplus contributed (multiplication of amounts shown may not equal contract owners' equity because of rounding):

                                                   December 31, 2004
                               ---------------------------------------------------------------
                               Contract Owners' Equity                              Total
                               -----------------------   Contract                  Contract
                               Unit         Units        Owners'      Surplus   Owners' Equity
Fund                           Value     Outstanding      Equity    Contributed  and Surplus
----                            ------   -----------   ------------ ----------- --------------
Large Cap Equity Index........ $12.09    24,688,897    $298,606,757 $10,224,291  $308,831,048
Small Cap Equity Index........  14.59    10,445,312     152,409,207  23,814,630   176,223,837
Bond..........................  13.57     7,583,877     102,935,840   7,314,055   110,249,895
Money Market..................  11.51     3,127,546      35,986,040   6,203,230    42,189,270
International Equity Index....  12.11    10,286,076     124,570,666  36,890,767   161,461,433
Stock and Bond Balanced.......  12.66     5,118,449      64,811,745          69    64,811,814
                                                       ------------ -----------  ------------
   Total......................                         $779,320,255 $84,447,042  $863,767,297
                                                       ============ ===========  ============

                                                   December 31, 2003
                               ---------------------------------------------------------------
                               Contract Owners' Equity                              Total
                               -----------------------   Contract                  Contract
                               Unit         Units        Owners'      Surplus   Owners' Equity
Fund                           Value     Outstanding      Equity    Contributed  and Surplus
----                            ------   -----------   ------------ ----------- --------------
Large Cap Equity Index........ $11.08    21,580,303    $239,020,435 $ 9,255,818  $248,276,253
Small Cap Equity Index........  12.52     9,575,637     119,889,990  20,201,730   140,091,720
Bond..........................  13.41     7,272,847      97,497,897   7,142,659   104,640,556
Money Market..................  11.54     3,123,673      36,043,238   6,149,710    42,192,948
International Equity Index....  10.27     9,664,637      99,281,296  30,934,326   130,215,622
Stock and Bond Balanced.......  11.94     4,556,316      54,407,568          64    54,407,632
                                                       ------------ -----------  ------------
   Total......................                         $646,140,424 $73,684,307  $719,824,731
                                                       ============ ===========  ============

State Farm Life Insurance Company
Variable Annuity Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

8.  Financial Highlights

   The financial highlights of each fund of the Separate Account for each of the two years in the period ended December 31, 2004 are shown below.

   The following summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.


                                     At December 31, 2004        For the Year Ended December 31, 2004
                               --------------------------------- ----------------------------------
                                                                    Net
                                            Average              Investment
                                              Net      Unit Fair   Income      Expense      Total
Fund                             Units      Assets       Value     Ratio*      Ratio**    Return***
----                           ---------- ------------ --------- ----------    -------    ---------
Large Cap Equity Index........ 24,688,897 $278,553,651  $12.09      0.59%       1.15%        9.12%
Small Cap Equity Index........ 10,445,312 $158,157,779  $14.59      2.63%       1.15%       16.53%
Bond..........................  7,583,877 $107,445,225  $13.57      3.11%       1.15%        1.19%
Money Market..................  3,127,546 $ 42,191,109  $11.51     (0.11%)      1.15%       (0.26%)
International Equity Index.... 10,286,076 $145,838,528  $12.11      1.29%       1.15%       17.92%
Stock and Bond Balanced.......  5,118,449 $ 59,609,723  $12.66      0.96%       1.15%        6.03%

                                     At December 31, 2003        For the Year Ended December 31, 2003
                               --------------------------------- ----------------------------------
                                                                    Net
                                            Average              Investment
                                              Net      Unit Fair   Income      Expense      Total
Fund                             Units      Assets       Value     Ratio*      Ratio**    Return***
----                           ---------- ------------ --------- ----------    -------    ---------
Large Cap Equity Index........ 21,580,303 $213,226,198  $11.08      0.34%       1.15%       26.92%
Small Cap Equity Index........  9,575,637 $115,707,199  $12.52     (0.32%)      1.15%       44.24%
Bond..........................  7,272,847 $101,841,694  $13.41      3.38%       1.15%        3.00%
Money Market..................  3,123,673 $ 43,064,208  $11.54     (0.32%)      1.15%       (0.43%)
International Equity Index....  9,664,637 $112,398,832  $10.27      1.14%       1.15%       36.21%
Stock and Bond Balanced.......  4,556,316 $ 48,863,691  $11.94      1.74%       1.15%       16.94%

--------
* Net Investment Income, as presented in the Statement of Operations, as a percent of Average Net Assets.
** There is no fluctuation in the annualized mortality and expense charge.
   Refer to Note 3. This excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contract owners' accounts through the redemption of units.
***The total return is calculated using the beginning and ending unit value, which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

State Farm Life Insurance Company
Variable Annuity Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

9.  Net Assets

   The net assets of each Fund of the Separate Account at December 31, 2004 are as follows:

                                           Small Cap                                                Stock
                            Large Cap       Equity                      Money      International   and Bond
                           Equity Index      Index         Bond         Market     Equity Index    Balanced
                               Fund          Fund          Fund          Fund          Fund          Fund
                           ------------  ------------  ------------  ------------  ------------- ------------
Proceeds from units
 purchased................ $364,588,871  $135,381,958  $129,852,433  $101,103,926  $149,323,536  $ 77,243,738
Cost of units redeemed....  (56,482,296)  (23,186,093)  (45,036,783)  (67,596,739)  (30,332,719)  (16,668,574)
Surplus contributed.......    7,500,000    15,000,000     5,000,000     5,000,000    27,000,000            50
Investment income.........   20,786,580    22,900,744    22,686,034     5,848,259    11,829,562     6,606,799
Mortality and expense risk
 charges..................  (12,973,328)   (5,645,096)   (4,791,019)   (2,166,176)   (5,321,771)   (2,966,474)
Realized loss on
 investments..............   (8,738,459)   (3,371,178)     (432,891)           --    (5,692,076)   (2,062,372)
Unrealized (depreciation)
 appreciation.............   (5,850,320)   35,143,502     2,972,121            --    14,654,901     2,658,647
                           ------------  ------------  ------------  ------------  ------------  ------------
Net Assets................ $308,831,048  $176,223,837  $110,249,895  $ 42,189,270  $161,461,433  $ 64,811,814
                           ============  ============  ============  ============  ============  ============

                                    PART C


                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

     All required financial statements are included in Part B.

(b)  Exhibits

     (1) Resolutions of the Board of Directors of State Farm Life Insurance Company ("State Farm") establishing the State Farm Life Insurance Company Variable Annuity Separate Account (the "Variable Account").*

     (2)  Not Applicable.

     (3)  (a)  Distribution Agreement.****
          (b)  Registered Representative Agreement*****

     (4)  (a)  Form of Policy.**
          (b)  Riders to Form of Policy*****
          (c)  Endorsement to Form of Policy******

     (5)  Application.**

     (6)  (a)  Articles of Incorporation of State Farm.*
          (b)  By-Laws of State Farm.*

     (7)  Not Applicable.

     (8)  Participation Agreement.****

     (9)  Opinion and Consent of Counsel.***


     (10) (a)  Consent of Sutherland, Asbill & Brennan LLP
          (b)  Consent of PricewaterhouseCoopers LLP


     (11) Not Applicable.

     (12) Not Applicable.

     (13) Powers of Attorney.


________________

      * Incorporated by reference to the Registrant's initial registration statement filed with the Securities and Exchange Commission on January 3, 1997 (File No. 333-19189).

     ** Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on October 10, 1997 (File No. 333-19189).

    *** Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 7, 1997.

   ****  Incorporated by reference to Registrant's Post-Effective
         Amendment No. 4 filed with the Securities and Exchange Commission on April 30, 1999.

  ***** Incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on April 28, 2000.

 ****** Incorporated by reference to the Registrant's Post-Effective Amendment No. 6 filed with the Securities and Exchange Commission on June 30, 2000.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

       NAME AND PRINCIPAL
       BUSINESS ADDRESS/*/       Position with State Farm
       ----------------          ------------------------
       Edward B. Rust, Jr.       Director; President; Chairman of the Board
       Susan D. Waring           Director; Senior Vice President and Chief Administrative
                                 Officer
       W.H. Knight, Jr.          Director
       Susan M. Phillips         Director
       Jerry Porras              Director
       Vincent J. Trosino        Director, Vice Chairman of the Board
       Barbara Cowden            Director
       Jack W. North             Director
       Michael C. Davidson       Executive Vice President; Chief Agency and Marketing Officer
       Michael L. Tipsord        Senior Vice President and Treasurer
       Kim M. Brunner            Senior Vice President; Secretary and General Counsel
       Dale R. Egeberg           Vice President and Controller
       Nancy A. Behrens          Vice President - Risk Management
       Dean Van Loon             Vice President - Life Field Operations
       John Killian              Financial Vice President
       Kevin McKay               Vice President - Human Resources
       Paul Eckley               Senior Vice President - Investments
       John Concklin             Vice President - Common Stock
       David C. Graves           Vice President - Mortgages and Real Estate
       Donald E. Heltner         Vice President - Fixed Income


* The principal business address of all the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

State Farm Mutual Automobile Insurance Company

          State Farm County Mutual Insurance Company of Texas (Common
            Management)
          State Farm Bank, FSB (100% Ownership)
                 State Farm Funding Corp. (100% Ownership)
          State Farm Florida Insurance Company (100% Ownership)
          State Farm General Insurance Company (100% Ownership)
          State Farm Fire and Casualty Company (100% Ownership)
          State Farm Guaranty Assurance Company
          State Farm Life Insurance Company (100% Ownership)
                 State Farm Annuity and Life Insurance Company (100% Ownership) State Farm Life and Accident Assurance Company (100% Ownership)
          State Farm Indemnity Company (100% Ownership)
          Amberjack, Ltd. (100% Ownership)
                 Fiesta Jack, Ltd. (100% Ownership)
          State Farm Investment Management Corp. (100% Ownership)
          State Farm International Services, Inc. (100% Ownership)
          State Farm VP Management Corp. (100% Ownership)
          Top Layer Reinsurance LTD (50% Ownership)
          State Farm Lloyds, Inc. (100% Ownership)
          State Farm Lloyds (Attorney-in-Fact)
          Insurance Placement Services, Inc. (100% Ownership)
                 Florida IPSI, Inc. (100% Ownership)
          State Farm Finance Corporation of Canada (100% Ownership)
          State Farm Investor Services (Canada) Holding Company (100% Ownership)
                 State Farm Investor Services (Canada) Co. (100% Ownership) State Farm Insurance Placement Corporation of Canada (100% Ownership)

ITEM 27.  NUMBER OF POLICY OWNERS

          As of April 1, 2005, there were 76,591 policy owners.


ITEM 28.  INDEMNIFICATION

          Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

          The Articles of Incorporation, as amended, and the Bylaws of State Farm Life Insurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.

ITEM 29.  PRINCIPAL UNDERWRITER

          (a) State Farm VP Management Corp. ("State Farm VP") is the registrant's principal underwriter.

          (b)  Officers and Directors of State Farm VP Management Corp.

Name and Principal        Positions and Offices
Business Address*         With the Underwriter
-------------------       ----------------------
Edward B. Rust, Jr.       Director; President
Michael L. Tipsord        Director; Sr. Vice President and
                           Treasurer
Jim Rutrough              Director; Sr. Vice President
Michael C. Davidson       Director; Sr. Vice President
Jack W. North             Director; Sr. Vice President
Susan D. Waring           Director; Sr. Vice President
Michael Matlock           Vice President - Compliance
Jon Farney                Vice President - Financial and Secretary
Phillip Hawkins           Vice President


* The principal business address of all of the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

          (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

-------------------------------------------------------------------------------------------
         (1)                  (2)                (3)              (4)             (5)
  Name of Principal    Net Underwriting    Compensation on     Brokerage     Compensation
     Underwriter        Discounts and        Redemption       Commissions
                         Commissions
-------------------------------------------------------------------------------------------
    State Farm VP
  Management Corp.            N/A               N/A               N/A              N/A
-------------------------------------------------------------------------------------------

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by State Farm at Three State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 31.  MANAGEMENT SERVICES

          All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

          (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Policies offered herein are being accepted.

          (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to State Farm for a Statement of Additional Information.

          (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to State Farm at the address or phone number listed in the prospectus.

          (d) State Farm represents that in connection with its offering of the Policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

          (e) State Farm represents that the fees and charges under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, State Farm Life Insurance Company Variable Annuity Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf in the City of Bloomington and the State of Illinois, on this 28th day of April, 2005.


                                 State Farm Life Insurance Company
                                 Variable Annuity Separate Account
                                            (Registrant)


(SEAL)
                                 By: State Farm Life Insurance Company
                                             (Depositor)


Attest: /s/ Steven P. Oates             By:      *
        -----------------------               ---------------
        Steven P. Oates                   Edward B. Rust, Jr.
                                              President
                                              State Farm Life Insurance Company

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 28, 2005.




Signature                          Title
-----------                        -----


         *                 Director, President and Chairman of the Board
----------------------       (Principal Executive Officer)
Edward B. Rust, Jr.



         *                 Vice President and Controller
----------------------       (Principal Accounting Officer)
Dale R. Egeberg


         *                 Vice President - Risk Management
----------------------       (Principal Financial Officer)
Nancy A. Behrens


         *                 Director
----------------------
Barbara Cowden


         *                 Director
----------------------
W. H. Knight, Jr.


         *                 Director
----------------------
Jack W. North


         *                 Director
----------------------
Susan M. Phillips


         *                 Director
----------------------
Jerry Porras


         *                 Director and Vice Chairman of the Board
----------------------
Vincent J. Trosino


         *                 Director and Senior Vice President
----------------------
Susan D. Waring


         *                 Executive Vice President and
----------------------     Chief Agency and Marketing Officer
Michael C. Davidson


* By /s/ Stephen L. Horton                          April 28, 2005
     ---------------------------                    --------------
         Stephen L. Horton                               Date
         Pursuant to Power of Attorney

                                  EXHIBIT INDEX


          Exhibit (10)(a) Consent of Sutherland, Asbill & Brennen LLP

          Exhibit (10)(b) Consent of PricewaterhouseCoopers LLP

          Exhibit 13      Powers of Attorney